As filed with the U.S. Securities and Exchange Commission on July 11, 2025.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

SCHEDULE 14A

________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GRAPHJET TECHNOLOGY
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

GRAPHJET TECHNOLOGY

c/o Lot 3895, Lorong 6D, Kampung Baru Subang
Seksyen U6, 40150 Shah Alam
Selangor, Malaysia
+60 018 272 7799

NOTICE OF THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
To be held at 9:00 a.m. E.S.T. on July 30, 2025

July 11, 2025

TO THE SHAREHOLDERS OF GRAPHJET TECHNOLOGY:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of shareholders (the “Shareholders”) of Graphjet Technology, a Cayman Islands exempted company (“we”, “us”, “our” or the “Company”) to be held on July 30, 2025, at 9:00 a.m. Eastern Standard Time.

The Extraordinary General Meeting will be a completely virtual meeting, which will be conducted via live webcast and by telephone access. You will be able to attend the Extraordinary General Meeting online, vote, and submit questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/graphjettech/2025. To attend the Extraordinary General Meeting by telephone, you may utilize the following:

Telephone access:
Within the U.S. and Canada: 1 800-450-7155(toll-free)
Outside of the U.S. and Canada: +1 857-999-9155(standard rates apply)

Conference ID:
0163498#

The accompanying proxy statement dated July 11, 2025 (the “Proxy Statement”) is being mailed to shareholders of the Company on or about July 16, 2025 and is being furnished to you in connection with the solicitation by the Company’s board of directors (the “Board”), of proxies for the Extraordinary General Meeting of Shareholders and any adjournments thereof.

Details regarding the Extraordinary General Meeting, the business to be conducted at the Extraordinary General Meeting, and information about the Company that you should consider when you vote your Ordinary Shares are described in this proxy statement.

All references to “Ordinary Shares” herein shall mean the Class A Ordinary Shares of US$0.0001 per share, the Class B Ordinary Shares of US$0.0001 per share and the Preference Shares of US$0.0001 per share of the Company.

At the Extraordinary General Meeting, we will ask Shareholders to consider and vote upon the following proposals:

1.      Proposal No 1. — The Share Capital Reorganization Proposal — to approve, as an ordinary resolution, the re-designation and re-classification of the Company’s authorized share capital from US$50,000 divided into 479,000,000 Class A ordinary shares of US$0.0001 per share (“Class A Ordinary Shares”), 20,000,000 Class B ordinary shares of US$0.0001 per share (“Class B Ordinary Shares”) and 1,000,000 preference shares of US$0.0001 per share (“Preference Shares”) to US$50,000 of 500,000,000 Class A ordinary shares of US$0.0001 per share with each Class A Ordinary Share, Class B Ordinary Share and Preference Share whether in issue or not, re-designated and re-classified into the equivalent number of Class A ordinary shares of US$0.0001 (the “Share Capital Reorganization”) each having the rights and privileges attaching to such Class A Ordinary Shares as set out in, and being subject to the limitations more particularly set forth in, the Company’s A&R M&A (as defined below).

2.      Proposal No. 2 — The Share Consolidation Proposal — subject to and immediately following the Share Capital Reorganization being effected, to approve, as an ordinary resolution, in accordance with article 9 of the Company’s current amended and restated memorandum and articles of association (the “Articles”), the consolidation of every issued and unissued Class A ordinary share, par value $0.0001 per share, of the

Company (the “New Class A Ordinary Shares”), at a ratio within a range of not less than 1-for-50 and not greater than 1-for-150 (the “Share Consolidation”), with the exact ratio to be determined by further action at the discretion of the Board, to be effective on a date on or prior to August 13, 2025 as may be determined by the Board and announced by the Company (the “Effective Date”), so that a shareholder holding every 50 to 150 New Class A Ordinary Shares (the “Pre-Consolidation Class A Ordinary Shares”) will hold 1 New Class A Ordinary Share of par value ranging from US$0.005 to US$0.015 each (the “Post-Consolidation Class A Ordinary Shares”), with such Post-Consolidation Class A Ordinary Shares having the same rights and being subject to the same restrictions as the Pre-Consolidation Class A Ordinary Shares as set out in the A&R M&A in effect at the time of Effective Date, and any fractional shares created as a result of the Share Consolidation would be rounded up to the nearest whole share.

In respect of any and all fractional entitlements to the issued consolidated shares of the Company resulting from the Share Consolidation, the Board be authorized to settle as it considers expedient any difficulty which arises in relation to the Share Consolidation, including but without prejudice to the generality of the foregoing: rounding up fractions of shares issued to or registered in the name of such shareholders of the Company following or as a result of the Share Consolidation to the nearest whole share, and/or capitalizing all or any part of any amount for the time being standing to the credit of any reserve or fund of the Company (including its share premium account and profit and loss account) whether or not the same is available for distribution and applying such sum in paying up unissued shares to be issued to the shareholders of the Company to round up any fractions of shares issued to or registered in the name of such shareholders of the Company following or as a result of the Share Consolidation.

3.      Proposal No. 3 — The Charter Amendment Proposal — immediately following the Share Capital Reorganization being effected, to approve, as a special resolution, the proposal to adopt amended and restated memorandum and articles of association in the form annexed to this proxy statement (the “A&R M&A”) in substitution for, and to the exclusion of, the Company’s Articles, to reflect the Share Capital Reorganization, the Share Consolidation and the terms of the New Class A Ordinary Shares.

4.      Proposal No. 4 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”, and together with the Share Consolidation Proposal, the Share Capital Amendment Proposal and the Charter Amendment Proposal, the “Proposals”).

The Board has determined that approval of the matters to be considered at the Extraordinary General Meeting is in the best interests of the Company and its Shareholders. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote “FOR” each matter to be considered.

We hope you will be able to attend the Extraordinary General Meeting. Whether you plan to attend the Extraordinary General Meeting or not, it is important that you read this Proxy Statement and submit your completed proxy as soon as possible. You may vote in person over the internet, or by mail as described in the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

If you have any questions regarding how to vote, please contact our proxy solicitation agent:

Laurel Hill Advisory Group, LLC
2 Robbins Lane, Suite 201
Jericho, NY 11753
855-414-2266
Email:
GTI@laurelhill.com

On behalf of the Board and the officers and employees of the Company, I would like to take this opportunity to thank you for your continued support.

Sincerely,
/s/ Chris Lai
Chris Lai
Chief Executive Officer

Date of Mailing of Notice of Extraordinary General Meeting and Proxy Materials:

July 16, 2025

GRAPHJET TECHNOLOGY
PROXY STATEMENT
FOR THE
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TIME:        9:00 a.m., Eastern Standard Time

DATE:        July 30, 2025

PLACE:     The Extraordinary General Meeting will be a completely virtual meeting, which will be conducted via live webcast and by telephone access. You will be able to attend the Extraordinary General Meeting online, vote, and submit questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/graphjettech/2025. To attend the Extraordinary General Meeting by telephone, you may utilize the following:

Telephone access:
Within the U.S. and Canada: 1 800-450-7155(toll-free)
Outside of the U.S. and Canada: +1 857-999-9155(standard rates apply)

Conference ID:
0163498#

PROPOSAL NO. 1 — THE SHARE REORGANIZATION PROPOSAL

1.      IT IS RESOLVED, AS AN ORDINARY RESOLUTION THAT, the re-designation and re-classification of the Company’s authorized share capital from US$50,000 divided into 479,000,000 Class A ordinary shares of US$0.0001 per share (“Class A Ordinary Shares”), 20,000,000 Class B ordinary shares of US$0.0001 per share (“Class B Ordinary Shares”) and 1,000,000 preference shares of US$0.0001 per share (“Preference Shares”) to US$50,000 of 500,000,000 Class A ordinary shares of US$0.0001 per share with each Class A Ordinary Share, Class B Ordinary Share and Preference Share whether in issue or not, re-designated and re-classified into the equivalent number of Class A ordinary shares of US$0.0001 (the “Share Capital Reorganization”) each having the rights and privileges attaching to such Class A Ordinary Shares as set out in, and being subject to the limitations more particularly set forth in, the Company’s A&R M&A (as defined below) be approved.

PROPOSAL NO. 2 — THE SHARE CONSOLIDATION PROPOSAL

2.      IT IS RESOLVED, AS AN ORDINARY RESOLUTION THAT, subject to and immediately following the Share Capital Reorganization being effected, pursuant to article 9 of the Company’s current amended and restated memorandum and articles of association (the “Articles”), the consolidation of every issued and unissued Class A ordinary share, par value $0.0001 per share, of the Company (the “New Class A Ordinary Shares”), at a ratio within a range of not less than 1-for-50 and not greater than 1-for-150 (the “Share Consolidation”), with the exact ratio to be determined by further action at the discretion of the Board to be effective on a date on or prior to August 13, 2025 as may be determined by the Board and announced by the Company (the “Effective Date”), so that all shareholders holding every 50 to 150 New Class A Ordinary Shares (the “Pre-Consolidation Class A Ordinary Shares”) will hold 1 New Class A Ordinary Share of par value ranging from US$0.005 to US$0.015 each (the “Post-Consolidation Class A Ordinary Shares”), with such Post-Consolidation Class A Ordinary Shares having the same rights and being subject to the same restrictions as the Pre-Consolidation Class A Ordinary Shares as set out in the Memorandum and Articles in effect at the time of Effective Date, and any fractional shares created as a result of the Share Consolidation to be rounded up to the nearest whole share be approved.

PROPOSAL NO. 3 — THE CHARTER AMENDMENT PROPOSAL

3.      IT IS RESOLVED, AS A SPECIAL RESOLUTION THAT, immediately following the Share Capital Reorganization being effected, the Company shall adopt the amended and restated memorandum and articles of association in the form annexed to this proxy statement (the “A&R M&A”) in substitution for, and to the exclusion of, the Company’s existing memorandum and articles of association, to reflect the Share Capital Reorganization, the Share Consolidation and the terms of the New Class A Ordinary Shares.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

4.      IT IS RESOLVED, AS AN ORDINARY RESOLUTION THAT, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

WHO MAY VOTE:

You may vote if you were the record owner of any Ordinary Shares of the Company as of the close of business on July 3, 2025 (the “Record Date”).

If you are a Shareholder entitled to attend and vote at this Extraordinary General Meeting, you may appoint a proxy or proxies to vote on your behalf. A proxy need not be a Shareholder of the Company.

YOUR VOTE IS IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE EXTRAORDINARY GENERAL MEETING, PLEASE CAST YOUR VOTE PROMPTLY. YOU MAY VOTE ONLINE AT THE EXTRAORDINARY GENERAL MEETING OR BY SUBMITTING A PROXY FOR THE EXTRAORDINARY GENERAL MEETING.

GRAPHJET TECHNOLOGY
PROXY STATEMENT FOR THE
EXTRAORDINARY GENERAL MEETING
GENERAL INFORMATION

This proxy statement (the “Proxy Statement”) is being furnished to the shareholders of Graphjet Technology, a Cayman Islands exempted company (the “Company,” “we,” “us,” and “our”) on behalf of the board of directors of the Company (the “Board”) in connection with the solicitation of proxies for use at the Extraordinary General Meeting of shareholders of the Company (the “Extraordinary General Meeting”) to be held on July 30, 2025, at 9:00 a.m. Eastern Standard Time, and at any adjournment. The Extraordinary General Meeting will be a completely virtual meeting, which will be conducted via live webcast and by telephone access. You will be able to attend the Extraordinary General Meeting online, vote, and submit questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/graphjettech/2025. To attend the Extraordinary General Meeting by telephone, you may utilize the following:

Telephone access:
Within the U.S. and Canada: 1 800-450-7155(toll-free)
Outside of the U.S. and Canada: +1 857-999-9155(standard rates apply)

Conference ID:
0163498#

Notice of Availability of Proxy Materials

We sometimes refer to this Proxy Statement and the proxy card, together as the “Proxy Materials.” The Proxy Statement is dated July 11, 2025, and is being mailed to the Shareholders of the Company on or about July 16, 2025. You may read, print and download the Proxy Materials at https://www.cstproxy.com/graphjettech/2025.

Only holders of record of our Ordinary Shares at the close of business on the Record Date will receive printed Proxy Materials as well as instructions as to how to access and review all of the important information contained in the Proxy Materials electronically. It also instructs you on how you may submit your proxy by mail, or over the internet.

QUESTIONS AND ANSWERS REGARDING THE EXTRAORDINARY GENERAL MEETING

Why did I receive these materials?

The Board is soliciting your proxy to vote at the Extraordinary General Meeting, or at any adjournment thereof. Only holders of record of our Ordinary Shares as of the close of business on the Record Date, are entitled to vote at the Extraordinary General Meeting. You should review the Proxy Materials carefully as they give important information about the Proposals that will be voted on at the Extraordinary General Meeting, as well as other important information regarding the Company.

Who can vote at the Extraordinary General Meeting?

Only holders of record of our Ordinary Shares at the close of business on the Record Date will be entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof.

Holders of Record — If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Trust Company. As a holder of record, you may vote virtually at the Extraordinary General Meeting, or you may vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to vote your shares using one of the voting methods described in the Proxy Materials. If you are a holder of record and you indicate when voting that you wish to vote as recommended by the Board, or if you submit a vote by proxy without giving specific voting instructions, then the proxyholders will vote your shares as recommended by the Board on all matters described in this Proxy Statement. Chris Lai, the designated proxyholder, is a member of our management.

Beneficial Owners — If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being made available to you by that nominee. The nominee holding your account is considered the holder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting through our webcast which can be accessed by visiting https://www.cstproxy.com/graphjettech/2025, or via telephone utilizing the following:

Within the U.S. and Canada: 1 800-450-7155(toll-free)
Outside of the U.S. and Canada: +1 857-999-9155(standard rates apply)

Conference ID:
0163498#

However, if you are not the holder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid “legal proxy” from your nominee. Please contact your nominee directly for additional information.

What are the voting rights of the holders of Ordinary Shares?

As of the Record Date, the Company had 148,037,022 Class A Ordinary Shares issued and outstanding, and 0 Class B Ordinary Shares and Preference Shares issued and outstanding. As voting at the Extraordinary General Meeting will be taken on a poll; holders of Ordinary Shares are each entitled to one vote per Ordinary Share on any matter that is submitted for shareholder approval. Cumulative voting is not permitted with respect to any other matter to be considered at the Extraordinary General Meeting.

What constitutes a quorum for the Extraordinary General Meeting?

The presence at the Extraordinary General Meeting, virtually or by proxy, of one or more holders of Ordinary Shares who together hold not less than a majority of the issued and outstanding Ordinary Shares entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. As of the Record Date, there were an aggregate of 148,037,022 Ordinary Shares of the Company issued and outstanding, all of which are entitled to be voted at the Extraordinary General Meeting.

What proposals am I being asked to vote on at the Extraordinary General Meeting?

At the Extraordinary General Meeting, Shareholders will be asked to vote on the following proposals:

•        Proposal No. 1 — The Share Capital Reorganization Proposal — to approve, as an ordinary resolution, the re-designation and re-classification of the Company’s authorized share capital from US$50,000 divided into 479,000,000 Class A ordinary shares of US$0.0001 per share (“Class A Ordinary Shares”), 20,000,000 Class B ordinary shares of US$0.0001 per share (“Class B Ordinary Shares”) and 1,000,000 preference shares of US$0.0001 per share (“Preference Shares”) to US$50,000 of 500,000,000 Class A ordinary shares of US$0.0001 per share with each Class A Ordinary Share, Class B Ordinary Share and Preference Share whether in issue or not, be re-designated and re-classified into the equivalent number of Class A ordinary shares of US$0.0001 (the “Share Capital Reorganization”) each having the rights and privileges attaching to such Class A Ordinary Shares as set out in, and being subject to the limitations more particularly set forth in, the Company’s A&R M&A (as defined below).

•        Proposal No. 2 — The Share Consolidation Proposal — subject to and immediately following the Share Capital Reorganization being effected, to approve, as an ordinary resolution, in accordance with article 9 of the Company’s current amended and restated memorandum and articles of association (the “Articles”), the consolidation of every issued and unissued Class A ordinary shares, par value $0.0001 per share, of the Company (the “New Class A Ordinary Shares”), at a ratio within a range of not less than 1-for-50 and not greater than 1-for-150 (the “Share Consolidation”), with the exact ratio to be determined by further action at the discretion of the Board, to be effective on a date on or prior to August 13, 2025 as may be determined by the Board and announced by the Company (the “Effective Date”), so that a shareholder holding every 50 to 150 New Class A Ordinary Shares (the “Pre-Consolidation Class A Ordinary Shares”) will hold 1 New Class A Ordinary Share of par value ranging from US$0.005 to US$0.015 each (the “Post-Consolidation Class A Ordinary Shares”), with such Post-Consolidation Class A Ordinary Shares having the same rights and being subject to the same restrictions as the Pre-Consolidation Class A Ordinary Shares as set out in the A&R M&A in effect at the time of Effective Date, and any fractional shares created as a result of the Share Consolidation would be rounded up to the nearest whole share.

In respect of any and all fractional entitlements to the issued consolidated shares of the Company resulting from the Share Consolidation, the Board be authorized to settle as it considers expedient any difficulty which arises in relation to the Share Consolidation, including but without prejudice to the generality of the foregoing: rounding up fractions of shares issued to or registered in the name of such shareholders of the Company following or as a result of the Share Consolidation to the nearest whole share, and/or capitalizing all or any part of any amount for the time being standing to the credit of any reserve or fund of the Company (including its share premium account and profit and loss account) whether or not the same is available for distribution and applying such sum in paying up unissued shares to be issued to the shareholders of the Company to round up any fractions of shares issued to or registered in the name of such shareholders of the Company following or as a result of the Share Consolidation.

•        Proposal No. 3 — The Charter Amendment Proposal — immediately following the Share Capital Reorganization being effected, to approve, as a special resolution, the proposal to adopt amended and restated memorandum and articles of association in the form annexed to this proxy statement (the “A&R M&A”) in substitution for, and to the exclusion of, the Company’s existing memorandum and articles of association, to reflect the Share Capital Reorganization, the Share Consolidation and the terms of the New Class A Ordinary Shares.

•        Proposal No. 4 — Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”, and together with the Share Consolidation Proposal, the Share Capital Amendment Proposal and the Charter Amendment Proposal, the “Proposals”).

How does the Board recommend I vote on the proposal?

The Board recommends you vote:

Unless contrary instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted as follows:

“FOR” the Share Capital Reorganization Proposal.

“FOR” the Share Consolidation Proposal.

“FOR” the Charter Amendment Proposal.

If necessary, “FOR” the Adjournment Proposal.

If a Shareholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification made.

What are the voting requirements to approve the proposal?

The voting requirements to approve the proposals to be voted upon at the Extraordinary General Meeting, as well as the effects of votes against, abstentions and broker non-votes on the proposals, are described in the proposals.

A “broker non-vote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that proposal and has not received instructions from the beneficial owner regarding the voting of the Ordinary Shares. The inspector of election for the Extraordinary General Meeting shall determine the number of Ordinary Shares represented at the Extraordinary General Meeting, the existence of a quorum and the validity and effect of proxies and shall count and tabulate ballots to assist with poll voting and votes and determine the results. Proxies received but marked as abstentions, as well as broker non-votes, will be included in the calculation of the number of Ordinary Shares considered to be present at the Extraordinary General Meeting for purposes of determining a quorum.

Is the approval of a proposal contingent on the approval of another proposal?

Yes. The Share Consolidation Proposal is contingent on the passing of The Share Reorganization Proposal.

How do I vote?

If you are a “holder of record” (that is, if your Ordinary Shares are registered in your own name with our transfer agent), you may vote using any of the voting methods described in the Proxy Materials. You may vote by proxy by mail; by internet, or, if you received printed Proxy Materials, you may refer to the instructions on the proxy card enclosed with those materials. You may also vote during the Extraordinary General Meeting via the internet at https://www.cstproxy.com/graphjettech/2025.

If you are a “beneficial owner” (that is, if you hold your shares in “street name” through a bank, broker, dealer or other nominee), you may vote in accordance with the voting instruction form provided by your bank, broker, dealer or other nominee. The availability of Internet or telephone voting will depend upon your nominee’s voting process. If you wish to vote during the Extraordinary General Meeting, you must first obtain a legal proxy from your bank, broker, dealer or other nominee authorizing you to vote.

Can I change my vote?

Yes, you may change your vote at any time before the polls are closed at the Extraordinary General Meeting. The giving of a proxy does not eliminate the right to vote during the Extraordinary General Meeting. Shareholders have the right to revoke their proxy at any time before the exercise of that proxy by following the instructions below.

Holders of Record — If you are a “holder of record,” you may change your vote by (i) providing written notice of revocation to the Company at Graphjet Technology, c/o Lot 3895, Lorong 6D, Kampung Baru Subang, Seksyen U6, 40150 Shah Alam, Selangor, Malaysia, (ii) executing a subsequent proxy using any of the voting methods discussed above (subject to the deadlines for voting with respect to each method), or (iii) attending the Extraordinary General Meeting and voting electronically. However, simply attending the Extraordinary General Meeting will not, by itself, revoke your proxy.

Beneficial Owners — If you are a “beneficial owner” of your Ordinary Shares and you have instructed your nominee to vote your Ordinary Shares, you may change your vote by following the directions received from your nominee to change those voting instructions, or by attending and voting at the Extraordinary General Meeting, provided you have undertaken the necessary steps to do so which can be accomplished as described above.

Subject to any revocation, all Ordinary Shares represented by properly executed proxies will be voted in accordance with the instructions on the applicable proxy, or, if no instructions are given, in accordance with the recommendations of the Board as described above.

Could other matters be decided at the Extraordinary General Meeting?

As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Extraordinary General Meeting other than the matters described in this Proxy Statement. If, however, other matters are properly presented at the Extraordinary General Meeting, the persons named as proxies will vote in accordance with their discretion with respect to those matters.

When will the results of the vote be announced?

The preliminary voting results will be announced at the Extraordinary General Meeting. The final voting results will be published in a current report on Form 6-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the Extraordinary General Meeting.

Who pays for costs relating to the Proxy Materials and Extraordinary General Meeting?

The costs of preparing, assembling and mailing the Proxy Materials, along with the cost of posting the Proxy Materials on a website, are to be borne by us. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone, facsimile and other electronic means. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the Proxy Materials to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing.

Will I have dissenters’ rights with respect to any of the matters to be presented at the Extraordinary General Meeting?

Our Shareholders do not have dissenter’s, appraisal or other similar rights in connection with any of the matters to be presented at the Extraordinary General Meeting under Cayman Islands law.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Laurel Hill (the “Proxy Solicitation Agent”) to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Proxy Solicitation Agent a fee of $8,500. The Company will also reimburse the Proxy Solicitation Agent for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, the Board and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Whom should I contact with other questions?

If you have additional questions about this Proxy Statement or the Extraordinary General Meeting, or if you would like additional copies of this Proxy Statement, please contact the Proxy Solicitation Agent at GTI@laurelhill.com.

GENERAL OVERVIEW

We are seeking the approval of an ordinary resolution of the Shareholders to effect the Share Capital Reorganization Proposal and the Share Consolidation Proposal and the approval of a special resolution of the Shareholders to adopt the A&R M&A pursuant to the Charter Amendment Proposal. The purpose of the Proposals is to maintain the listing of our Class A Ordinary Shares on the Nasdaq Global Market.

The Company is an exempted company limited by shares incorporated under the laws of the Cayman Islands. Under the current Articles of the Company, the authorized share capital is 479,000,000 Class A Ordinary Shares of US$0.0001 par value each; 20,000,000 Class B Ordinary Shares of US$0.0001 par value each; and 1,000,000 Preference Shares of US$0.0001 each. Subject to applicable law and the provisions of the Company’s Articles, there is no limit on the number of shares of any class which the Company is authorized to issue.

The Board passed unanimous written resolutions to approve the calling of the Extraordinary General Meeting to seek the approval of an ordinary resolution and a special resolution (as applicable) of the Shareholders to effect the Proposals. If the Proposals are approved by the Shareholders, the Company will have the authority, acting by the Board in its sole discretion, without further action by the Shareholders, to effect the Share Consolidation, subject to the condition as to the ratio of the Share Consolidation, which must be a whole number between 1 for 50 to 1 for 150. Subject to the conditions above, the Board’s decision as to whether and when to effect the Share Consolidation, if approved by the Shareholders, will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our Class A Ordinary Shares, actual or forecasted results of operations, and the likely effect of such results on the market price of our Class A Ordinary Shares.

The Company’s Nasdaq Listing Deficiencies

On February 21, 2025, the Company received written notice (the “Minimum Bid Price Notice”) from Nasdaq indicating that the Company no longer complies with Nasdaq Listing Rule 5550(a)(2) requiring that listed securities maintain a minimum bid price of $1 per share (the “Minimum Bid Price Rule”) based upon the Company’s closing bid price for the last 32 consecutive days. Additionally, the Minimum Bid Price Notice confirms that Rule 5550(a)(2) grants the Company 180 calendar days, or until August 20, 2025 to regain compliance. Further, the Minimum Bid Price Notice states that Nasdaq will provide confirmation of compliance and close the matter if the Company’s listed securities maintain the Minimum Bid Price for ten consecutive days at any time during the compliance period. The Minimum Bid Price Notice serves only as a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities. Though there can be no assurance that the Company will regain or maintain compliance with the Minimum Bid Price Rule, the Company is exercising diligent efforts and intends to regain compliance with the Minimum Bid Price Rule within the compliance period.

On February 28, 2025, the Company received a notification letter (the “Reports Notice”) from Nasdaq indicating that, as a result of (i) the Company’s delay in filing its Quarterly Report on Form 10-K for the period ended September 30, 2024 (the “Initial Delinquent Filing”) with the SEC and (ii) the Company’s delay in filing its Annual Report on Form 10-Q for the period ended December 31, 2024 (the “Second Delinquent Filing”), the Company is not in compliance with the requirements for continued listing under Nasdaq Listing Rule 5250(c)(1). The Reports Notice states that the Company has 60 calendar days, or until April 29, 2025, to submit a plan to regain compliance with Rule 5250(c)(1) with respect to the delinquent reports. If Nasdaq accepts the Company’s plan to regain compliance, then Nasdaq may grant the Company up to 180 calendar days from the prescribed due date of the Initial Delinquent Filing, or until July 14, 2025, to regain compliance. The Company continues to work diligently to complete the Form 10-K and the Form 10-Q. The Reports Notice has no immediate effect on the listing or trading of the Company’s ordinary shares on the Nasdaq Global Market.

On March 5, 2025, the Company received a notification letter (the “MVLS Notice”) from Nasdaq which notified the Company that, for the 30 consecutive business days, the Company’s market value of listed securities (“MVLS”) closed below the $50,000,000 MVLS threshold required for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has 180 calendar days, or until September 1, 2025 (the “MVLS Compliance Period”), to regain compliance with the MVLS Rule. The MVLS Notice notes that, to regain compliance, the Company’s MVLS must close at or above $50,000,000 for a minimum of ten consecutive business days during the MVLS Compliance Period. The MVLS Notice further notes that if the Company is unable to satisfy the MVLS requirement prior to such date, the Company may be eligible to transfer the listing of its securities to The Nasdaq Capital Market (provided that the Company then satisfies the requirements for continued listing on that market). If the Company does not regain compliance by the end of the MVLS Compliance Period, Nasdaq staff will provide written notice to the Company that its securities are subject to delisting. At that time, the Company may appeal any such delisting determination to a hearings panel. The MVLS Notice has no immediate effect on the listing or trading of the Company’s ordinary shares on the Nasdaq Global Market. The Company intends to actively monitor the Company’s MVLS between now and September 1, 2025, and may, if appropriate, evaluate available options to resolve the deficiencies and regain compliance with the MVLS Rule. While the Company is exercising diligent efforts to maintain the listing of its securities on Nasdaq, there can be no assurance that the Company will be able to regain or maintain compliance with Nasdaq listing standards.

On April 25, 2025, the Company received a notification letter (the “MVPHS Notice”) from Nasdaq notifying the Company that, for the previous 30 consecutive business days, the Company’s market value of publicly held shares (“MVPHS”) closed below the $15,000,000 MVPHS threshold required for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(b)(2) (the “MVPHS Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company has 180 calendar days, or until October 22, 2025 (the “MVPHS Compliance Period”), to regain compliance with the MVPHS Rule. The MVPHS Notice notes that, to regain compliance, the Company’s MVPHS must close at or above $15,000,000 for a minimum of ten consecutive business days during the MVPHS Compliance Period. The MVPHS Notice further notes that if the Company is unable to satisfy the MVPHS requirement prior to such date, the Company may be eligible to transfer the listing of its securities to The Nasdaq Capital Market (provided that the Company then satisfies the requirements for continued listing on that market). If the Company does not regain compliance by the end of the MVPHS Compliance Period, Nasdaq staff will provide written notice to the Company that its securities are subject to delisting. At that time, the Company may appeal any such delisting determination to a hearings panel. The MVPHS Notice has no immediate effect on the listing or trading of the Company’s ordinary shares on the Nasdaq Global Market. The notice does not affect the Company’s ongoing business operations or its reporting requirements with the SEC. The Company intends to actively monitor the Company’s MVPHS between now and October 22, 2025, and may, if appropriate, evaluate available options to resolve the deficiencies and regain compliance with the MVPHS Rule. While the Company is exercising diligent efforts to maintain the listing of its securities on Nasdaq, there can be no assurance that the Company will be able to regain or maintain compliance with Nasdaq listing standards.

In connection with the Reports Notice received on February 28, 2025, on June 4, 2025, the Company received a determination letter (the “Determination”) from Nasdaq stating that Nasdaq had determined that the Company did not provide a definitive plan evidencing its ability to achieve compliance with the Listing Rule before July 15, 2025, or 180 days following the due date of the Initial Delinquent Filing. The Determination stated that, as a result, the Company’s request for continued listing on Nasdaq was denied and that trading of the Company’s ordinary shares will be suspended at the opening of business on June 13, 2025 and that a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on Nasdaq. The Determination also stated that the Company is not in compliance with Listing Rule 5250(c)(1) due to the Company’s delay in filing its Quarterly Report on Form 10-Q for the period ended March 31, 2025. The Determination informed the Company that it may appeal the decision to a Hearings Panel (the “Panel”).

On June 11, 2025, the Company submitted an appeal to Nasdaq requesting a hearing before the Panel pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. The Company intends to present to the Panel its plan to regain and thereafter maintain compliance with the Listing Rule. The hearing request stays the suspension of the Company’s securities and the filing of the Form 25-NSE for a period of 15 days from the date of the request. In connection with the hearing request, the Company also requested a stay of the suspension pending the hearing (the “Additional Stay”). The Company submitted the payment of a hearing fee in the amount of $20,000.00 payable to Nasdaq.

On June 12, 2025, the Company received a letter that the Staff’s determination has been stayed, pending a final written decision by the Panel. The hearing will be held on July 17, 2025. Thus, the Company’s Class A Ordinary Shares will continue to trade at least until the Company receives the written response to hearing.

On June 18, 2025, the Company received a written notice from Nasdaq indicating that the Company no longer complied with Nasdaq Listing Rule 5450(a)(1) (“Rule 5450(a)(1)”) requiring that listed securities maintain a minimum bid price of $0.10 per share based upon the Company’s closing bid price for the last 10 consecutive trading days prior to the notice. The notice also stated that the noncompliance with Rule 5450(a)(1) serves as an additional basis for delisting the Company’s securities from Nasdaq, and that the matter will be considered at the hearing to be held on July 17, 2025. This notice served only as a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities. The suspension of the Company’s securities due to its noncompliance with Rule 5450(a)(1) has been stayed pending the July 17, 2025 hearing.

Purpose of the Proposals and Consequences of Not Approving Them

The Proposals are important to the Company’s regaining compliance with the Minimum Bid Price Rule. If the Proposals are not approved by the Company’s Shareholders then the Company may not be able to regain compliance and, as a result, could cause its securities to be delisted from the Nasdaq Global Market.

The Proposals

The Proposals seek approval by way of an ordinary resolution and a special resolution (as applicable) of the Shareholders to effect the Share Capital Reorganization, the Share Consolidation and the Charter Amendment, and to give our Board flexibility to determine the ratio of the Share Consolidation in the range of 1 for 50 to 1 for 150, in order to regain compliance with the Nasdaq Minimum Bid Price Rule and maintain the Company’s Class A Ordinary Shares listed on the Nasdaq Global Market.

If the proposals presented at this Extraordinary General Meeting are not approved by shareholders, it could result in material adverse consequences for the Company. If our Class A Ordinary Shares are delisted from the Nasdaq Global Market, we may be forced to seek to have such shares traded or quoted on the OTC Bulletin Board or in the “pink sheets.” Such alternatives are generally considered to be less efficient markets and not as broad as the Nasdaq Global Market, and therefore less desirable. If the Company’s securities are delisted from the Nasdaq Global Market, the Company could face material adverse consequences, including:

•        a limited availability of market quotation for the Company’s Class A Ordinary Shares;

•        reduced liquidity;

•        a determination that the Company’s Class A Ordinary Shares is a “penny share” which will require brokers trading in the Company’s Class A Ordinary Shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for its securities;

•        a limited amount of news and analyst coverage for the Company; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

Additionally, the Company’s failure to become current in its public reporting obligations could have a negative impact on the Company’s ability to raise capital, as well as its reputation, brand and financial condition. Despite the efforts described above, there can be no assurance that the Company will ultimately regain compliance with all applicable requirements for continued listing.

THE PROPOSALS
TO APPROVE THE SHARE CAPITAL REORGANIZATION, SHARE CONSOLIDATION AND
CHARTER AMENDMENT

Overview

At the Extraordinary General Meeting, our Shareholders will be asked to approve, by an ordinary resolution and a special resolution (as applicable), the Share Capital Reorganization, the Share Consolidation and the adoption of the A&R M&A.

If the Share Consolidation is approved by an ordinary resolution of our Shareholders, then the exact ratio of the Share Consolidation will be set at a whole number within the range of 1 for 50 to 1 for 150 as determined by our Board in its sole discretion by the Effective Date. Our Board believes that the availability of alternative Share Consolidation ratios in the range of 1 for 50 to 1 for 150 will provide it with the flexibility to implement the Share Consolidation in a manner designed to maximize the anticipated benefits for the Company and its Shareholders. In determining the exact ratio of the Share Consolidation following the receipt of the approval of an ordinary resolutions of the shareholders, our Board may consider, among other things, factors such as:

•        the historical trading price and trading volume of our Class A Ordinary Shares;

•        the then prevailing trading price and trading volume of our Class A Ordinary Shares and the anticipated impact of the Share Consolidation on the trading market of our Class A Ordinary Shares;

•        our ability to have our Class A Ordinary Shares remain listed on the Nasdaq Global Market;

•        the anticipated impact of the Share Consolidation on our ability to raise additional financing; and

•        prevailing general market and economic conditions.

If the Share Consolidation is approved by an ordinary resolution of our Shareholders, promptly after the exact ratio of the Share Consolidation is determined by our Board, we will issue a press release announcing the Effective Date of the Share Consolidation and will file a copy of the ordinary resolution approving the Share Consolidation with the Registrar of Companies in the Cayman Islands. The Share Consolidation will become effective on a date on or prior to August 13, 2025 and upon the Board determining the exact ratio of the Share Consolidation.

Reasons for the Share Consolidation

As discussed above in “General Overview,” the proposed Share Consolidation is intended to adjust the bid price of the Class A Ordinary Shares upward in an effort to regain compliance with the Minimum Bid Price Rule. If the Share Consolidation is approved by an ordinary resolution of the Shareholders, the Board will have the authority to determine the exact ratio of the Share Consolidation by the Effective Date. Our Board believes that it is in the best interest of the Company and its Shareholders that the Board has the ability to determine, in its discretion, the exact ratio of the Share Consolidation to improve the price level of our Class A Ordinary Shares so that we are able to comply with the Minimum Bid Price Rule. However, we cannot assure you that after the Share Consolidation the market price of our Class A Ordinary Shares will increase proportionately to reflect the ratio for the Share Consolidation, that the market price of our Class A Ordinary Shares will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Share Consolidation or that we will be able to maintain our listing on the Nasdaq Global Market.

Consequences of Not Approving the Proposals

If the Proposals are not approved at the Extraordinary General Meeting, it could result in material adverse consequences for the Company. For more information, see

“General Overview — Purpose of the Proposals and Consequences of Not Approving Them.”

Potential Adverse Effects of Approving the Share Consolidation Proposal

We cannot assure you that the Share Consolidation will increase our share price and have the desired effect of restoring and maintaining compliance with the Minimum Bid Price Rule. We also cannot assure you that the Share Consolidation will guarantee the continued listing of our Class A Ordinary Shares in the Nasdaq Global Market.

The Board expects that the Share Consolidation will increase the market price of our Class A Ordinary Shares so that we are able to regain and help regain compliance with the Minimum Bid Price Rule and maintain our Class A Ordinary Shares listed on the Nasdaq Global Market. However, the effect of the Share Consolidation on the market price of our Class A Ordinary Shares cannot be predicted with any certainty, and the history of similar share consolidations or reverse share splits for companies in like circumstances is varied.

It is possible that the per share price of our Class A Ordinary Shares after the implementation of the Share Consolidation will not rise in proportion to the reduction in the number of shares of Class A Ordinary Shares outstanding, and the market price per share after the Share Consolidation may not exceed or remain in excess of $1.00 per share for a sustained period of time. Even if we effect the Share Consolidation, the market price of our Class A Ordinary Shares may decrease due to factors unrelated to the Share Consolidation, including our future financial and operating performance. If the Share Consolidation is consummated and the trading price of our Class A Ordinary Shares declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Share Consolidation.

The Share Consolidation is not being proposed in response to any effort of which we are aware to accumulate our Class A Ordinary Shares or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to the Board or our Shareholders.

There are certain risks associated with the Share Consolidation, and we cannot accurately predict or assure the Share Consolidation will produce or maintain the desired results. The Board believes that the benefits to the Company outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect the Share Consolidation.

Certain Risks Associated with the Share Consolidation

Even if the Share Consolidation is effected, some or all of the expected benefits discussed may not be realized or maintained. The market price of our Class A Ordinary Shares will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. The liquidity of our Class A Ordinary Shares may be harmed by the implementation of the Share Consolidation, given the reduced number of shares of Class A Ordinary Shares that would be in issue after the Share Consolidation, particularly if the share price does not increase as a result. The Board does not intend for the Share Consolidation to have any anti-takeover effects.

Principal Effects of the Share Consolidation

Class A Ordinary Shares.    If the Share Consolidation is approved by an ordinary resolution our Shareholders at the Extraordinary General Meeting, promptly after the exact ratio of the Share Consolidation is determined by our Board, the Company plans to issue a press release announcing the Effective Date of the Share Consolidation. Except for adjustments that may result from the treatment of fractional shares as described below, each issued Class A Ordinary Share will automatically be changed, as of the Effective Date, into a fraction of a share based on the ratio approved and implemented by our Board. In addition, proportional adjustments will be made to the maximum number of Class A Ordinary Shares issuable under, and other terms of, (i) our equity incentive plan, (ii) the number of shares issuable under our outstanding restricted share units and the number of shares issuable under, and the exercise price of, outstanding options (if applicable), and (iii) the number of shares issuable under, and the exercise price of, outstanding warrants (if applicable).

Except for adjustments that may result from the treatment of fractional shares of Class A Ordinary Shares, as described below, because the Share Consolidation would apply to all issued Class A Ordinary Shares, the implementation of the Share Consolidation would not alter the relative rights and preferences of Shareholders nor affect any Shareholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the issued Class A Ordinary Shares immediately before the effectiveness of the Share Consolidation will generally continue to hold two percent (2%) of the voting power of the issued Class A Ordinary Shares immediately thereafter. Moreover, the number of Shareholders of record will not be affected by the Share Consolidation.

The amendment effecting the Share Consolidation will not change the terms of our Class A Ordinary Shares. Our Class A Ordinary Shares issued upon effectiveness of the Share Consolidation will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our issued Class A Ordinary Shares. Our Class A Ordinary Shares issued under the Share Consolidation will remain fully paid and non-assessable.

Effects on the Number of Authorized Shares.    The total number of shares that we are authorized to issue will not be affected by the Share Consolidation. However, as a result of the Share Consolidation, the number of Class A Ordinary Shares in issue will be reduced in proportion to the ratio selected by our Board.

Because our Shareholders have no preemptive rights to purchase or subscribe for any of our unissued Class A Ordinary Shares, the future issuance of additional Class A Ordinary Shares will reduce our current Shareholders’ percentage ownership interest in the total issued Class A Ordinary Shares. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of Class A Ordinary Shares would dilute our projected future earnings per share, if any, and book value per share of all our issued Class A Ordinary Shares. If these factors were reflected in the market price of our Class A Ordinary Shares, the potential realizable value of a shareholder’s investment could be adversely affected. An issuance of additional Class A Ordinary Shares could therefore have an adverse effect on the potential realizable value of a Shareholder’s investment.

Effect on Warrants and other Convertible or Exchangeable Securities.    Under the terms of the Company’s outstanding warrants, the number of shares issuable upon exercise of each outstanding warrant will automatically be decreased to reflect the effect of the Share Consolidation, and the exercise price of each such warrant will automatically be adjusted by multiplying the exercise price in effect immediately before the Share Consolidation by a fraction (x) the numerator of which is the number of shares purchasable upon the exercise of the warrants immediately before the Share Consolidation and the denominator of which is the number of shares purchasable immediately after the Share Consolidation. The number of shares reserved for issuance pursuant to outstanding warrants will be adjusted proportionately based upon the ratio implemented by the Board in effecting the Share Consolidation, subject to our treatment of fractional shares. Proportionate adjustments are also generally required to be made to the per share exercise or conversion prices, as applicable, and the number of shares issuable upon the exercise or conversion, as applicable, of any other convertible or exchangeable securities that may entitle the holders to purchase, exchange for, or convert into, Class A Ordinary Shares. This would result in approximately the same aggregate price being required to be paid under such outstanding exercisable, convertible or exchangeable securities upon exercise or conversion, as applicable, and approximately the same value of shares being delivered upon such exercise, exchange or conversion, immediately following the implementation of the Share Consolidation, as was the case immediately preceding the Share Consolidation.

Listing.    Our Class A Ordinary Shares are currently listed on the Nasdaq Global Market. The implementation of the Share Consolidation will directly affect the listing of our Class A Ordinary Shares, and we believe that the Share Consolidation could potentially increase our share price, facilitating compliance with the Minimum Bid Price Rule. Following the Share Consolidation, we intend for our Class A Ordinary Shares to continue to be listed on the Nasdaq Global Market under the symbol “GTI”, subject to our ability to continue to comply with Nasdaq rules, although our Class A Ordinary Shares would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Class A Ordinary Shares.

“Public Company” Status.    Our Class A Ordinary Shares are currently registered under Section 12(b) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Share Consolidation will not affect our status as a public company or this registration under the Exchange Act. The Share Consolidation is not intended to have the effect of a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Possible Anti-Takeover Effects.    If Shareholders approve the Share Consolidation Proposal and the Board implements the Share Consolidation, the Share Consolidation could have anti-takeover effects because it would result in a proportional increase in the number of authorized shares relative to the number of shares outstanding after effecting the Share Consolidation. A relative increase in the number of our authorized shares could enable the Board to render more difficult or discourage an attempt by a party attempting to obtain control of the Company by tender offer or other means.

The issuance of shares in a public or private sale, merger or similar transaction would increase the number of issued Class A Ordinary Shares entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. Any such issuance could deprive shareholders of benefits that could result from an attempt to obtain control of the Company, such as the realization of a premium over the market price that the attempt could cause. Moreover, the issuance of capital share to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if the change were favorable to shareholders generally. However, this anti-takeover effect is not the purpose or intent of our Board. We have no present intent to use the relative decrease in the number of issued Class A Ordinary Shares for anti-takeover purposes. The Board has no present intent to authorize the issuance of additional Class A Ordinary Shares to discourage efforts to obtain control of the Company if they were to arise.

Fractional Shares

We will not issue fractional shares in connection with the implementation of the Share Consolidation. If a beneficial owner of our Class A Ordinary Shares would be entitled to receive a fractional share upon completion of the Share Consolidation, we will instead round up to the nearest whole number of shares.

U.S. Federal Income Tax Consequences

The following summary describes certain material United States federal income tax consequences of the Share Consolidation to holders of our Class A Ordinary Shares. This summary is based on the income tax provisions of the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations promulgated thereunder, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in United States federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could result in the United States federal income tax consequences of the Share Consolidation differing from those discussed below.

This summary does not address all of the United States federal income tax consequences that may be relevant to holders of our Class A Ordinary Shares in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation, banks, insurance companies, thrift institutions, other financial institutions, regulated investment companies, real estate investment trusts, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, S corporations, partnerships or other pass-through entities, tax-exempt organizations, United States expatriates, holders subject to the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting, dealers in securities or currencies, holders of our Class A Ordinary Shares whose functional currency is not the U.S. dollar, holders that hold our Class A Ordinary Shares as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, persons who acquire shares of our Class A Ordinary Shares in connection with employment or other performance of services, or persons that do not hold our Class A Ordinary Shares as “capital assets” as defined in the Code (generally, property held for investment). If a partnership (or other entity classified as a partnership for United States federal income tax purposes) is the beneficial owner of our Class A Ordinary Shares, the United States federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Class A Ordinary Shares, and partners in such partnerships, should consult their own tax advisors regarding the United States federal income tax consequences of the Share Consolidation.

This summary does not address tax considerations under state, local, non-U.S., and non-income tax laws. Furthermore, no ruling or tax opinion of legal or tax counsel has been obtained with respect to the consequences of the Share Consolidation.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE SHARE CONSOLIDATION DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH SHAREHOLDER. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE SHARE CONSOLIDATION.

The Share Consolidation should be treated as a recapitalization that qualifies as a corporate “reorganization,” as defined in the Code, for United States federal income tax purposes. Therefore, subject to the limitations and qualifications set forth in this discussion and to the note below regarding the receipt of an additional fraction of a share, no gain or loss will be recognized by a holder of our Class A Ordinary Shares upon the Share Consolidation, the aggregate tax basis in the Class A Ordinary Shares received by a holder pursuant to the Share Consolidation would equal the aggregate tax basis in the Class A Ordinary Shares surrendered by such holder under the Share Consolidation, and the holding period for the Class A Ordinary Shares received by a holder under the Share Consolidation should include the holding period for the Class A Ordinary Shares surrendered by such holder under the Share Consolidation.

As noted above, we will not issue fractional shares in connection with the Share Consolidation. Instead, holders of our Class A Ordinary Shares who otherwise would be entitled to receive fractional shares of our Class A Ordinary Shares will automatically be entitled to receive an additional fraction of a Class A Ordinary Shares to round up to the next whole post-Share Consolidation Class A Ordinary Share. The U.S. federal income tax consequences of the receipt of such an additional fraction of a Class A Ordinary Shares is not clear. It may be possible that holders of our Class A Ordinary Shares who receive an additional fraction of a Class A Ordinary Shares will recognize gain, which may be characterized as either a capital gain or dividend, to the extent of the value of the fraction of a share received.

Accounting Consequences

Following the Effective Date of the Share Consolidation, if any, the net income or loss and net book value per share will be increased because there will be fewer shares outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Share Consolidation.

Exchange of Shares

Shares held in Book-Entry Form

The Company’s registered shareholders may hold some or all of their shares electronically in book-entry form with our transfer agent and are provided with a statement reflecting the number of shares registered in their accounts.

•        If you hold registered shares in book-entry form, you do not need to take any action to receive Class A Ordinary Shares in registered book-entry form after the effectiveness of the Share Consolidation.

•        A transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of Class A Ordinary Shares that you hold

Shares held in “Street Name”

Upon the implementation of the Share Consolidation, we intend to treat Shareholders holding our Class A Ordinary Shares in “street name,” through a bank, broker or other nominee, in the same manner as registered shareholder whose Class A Ordinary Shares are registered in their names. Banks, brokers and other nominees will be instructed to effect the Share Consolidation for their beneficial holders holding our Class A Ordinary Shares in “street name”. However, such banks, brokers and other nominees may have different procedures than registered shareholders for processing the Share Consolidation. If you hold your Class A Ordinary Shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Appraisal Rights

Shareholders do not have dissenter or appraisal rights under the Cayman Islands law or under our Articles in connection with the Proposals.

Interests of Certain Persons in the Proposals

When you consider our Board’s recommendation to vote in favor of the Proposals, you should be aware that certain of our directors and officers have an interest in the Proposals as a result of their ownership of Class A Ordinary Shares. However, we do not believe that our directors and officers have interests in the Proposals that are different from or greater than those of any of our other shareholders.

Required Vote

The approval of the Share Reorganization Proposal and Share Consolidation Proposal requires the affirmative vote of the simple majority of the votes cast by Shareholders represented in person or by proxy at the Extraordinary General Meeting. Shareholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to the Share Reorganization Proposal and the Share Consolidation Proposal. Abstentions will have the same effect as a vote “AGAINST” the Share Reorganization Proposal and the Share Consolidation Proposal.

The approval of the Charter Amendment Proposal requires the affirmative vote of at least two-thirds of the votes cast by Shareholders represented in person or by proxy at the Extraordinary General Meeting. Shareholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to the Charter Amendment Proposal. Abstentions will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.

We expect the Proposals will be considered a routine matter under applicable share exchange rules. Accordingly, without specific instructions from you, your bank, broker or other nominee will have discretionary authority to vote your Ordinary Shares on the Proposals. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your vote will not be cast. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares in person at the Extraordinary General Meeting. Broker non-votes will have the same effect as votes “AGAINST” the Proposals.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE SHARE CAPITAL REORGANIZATION, THE SHARE CONSOLIDATION AND THE CHARTER AMENDMENT PROPOSALS.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Ordinary Shares as the Record Date, by: (i) each director; (ii) each of our named executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of any class of our Ordinary Shares.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common and/or preferred share that they beneficially own, subject to applicable community property laws. The table is based upon information supplied by officers, directors and principal shareholders, including information set forth in ownership reports filed with the SEC.

The percentages below are based on a total of 148,037,022 Ordinary Shares in issue as of the Record Date:

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Class A ordinary shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is Lot 3895, Lorong 6D, Kampung Baru Subang, Seksyen U6, 40150 Shah Alam, Selangor, Malaysia.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		% of Class
Directors and Named Executive Officers
Chris Lai Ther Wei	—		—
Tan Song Jie	—		—
Ang Chee Yong	—		—
Chen Siow Woon	—		—
Pwa Yee Guo	—		—
Greater than 5% Holders
Aiden Lee Ping Wei	100,789,569	(1)	68	%(2)

____________

(1)      Includes (i) 71,789,569 shares of Class A ordinary shares, par value $0.0001 (“Shares”), and (ii) 29,000,000 Shares (the “Issuable Shares”) issuable to Aiden Lee Ping Wei upon exercise of the Warrants (as defined below). The beneficial ownership described above excludes 171,000,000 Shares issuable to Aiden Lee Ping Wei upon exercise of the Warrants (the “Excluded Shares”) because the Excluded Shares underlying the Warrants are not deemed to be “beneficially owned” under applicable Securities and Exchange Commission (the “SEC”) rules. The Company’s shareholder approval is required in order for the Excluded Shares underlying the Warrants to become issuable thereunder.

(2)      Percentage is calculated based upon (i) the Issuable Shares and (ii) the 148,037,022 Shares outstanding as of July 3, 2025.

MISCELLANEOUS

Solicitation of Proxies

We have engaged the Proxy Solicitation Agent to assist us in soliciting proxies for the Extraordinary General Meeting. We will pay the Proxy Solicitation Agent a base fee of $8,500, plus reasonable out-of-pocket expenses. Our officers, director, employees, consultants, agents and representatives may solicit proxies in person or by telephone, fax or email. We will pay our officers, director, employees, consultants, agents and representatives no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We will pay all of the costs of soliciting these proxies.

If you have questions concerning the proposals in this proxy statement or need assistance in voting, please contact our Proxy Solicitation Agent:

Laurel Hill Advisory Group, LLC
2 Robbins Lane, Suite 201
Jericho, NY 11753
855-414-2266
GTI@laurelhill.com

Other Matters

We know of no other business that will be presented at the Extraordinary General Meeting. If any other matter properly comes before the shareholders for a vote at the Extraordinary General Meeting, however, the proxy holders will vote your shares in accordance with their best judgment. This discretionary authority is granted by the execution of the form of proxy.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Proxy Materials with respect to two or more shareholders sharing the same address by delivering a single set of the Proxy Materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

In connection with the Extraordinary General Meeting, a number of brokers with account holders who are Company shareholders will be “householding” the Proxy Materials. A single set of the Proxy Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Proxy Materials, please notify your broker or the Company. Direct your written request to Lot 3895, Lorong 6D, Kampung Baru Subang, Seksyen U6, 40150 Shah Alam, Selangor, Malaysia. The Company undertakes to promptly deliver a separate set of the Proxy Materials upon receiving your written request. shareholders who currently receive multiple copies of the Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

SEC rules permit us to print an individual’s multiple accounts on a single set of Extraordinary General Meeting materials. To take advantage of this opportunity, we have summarized on one set of Extraordinary General Meeting materials all of the accounts registered with the same tax identification number or duplicate name and address, unless we received contrary instructions from the impacted shareholder before the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Extraordinary General Meeting materials, as requested, to any shareholder to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Extraordinary General Meeting materials, contact Laurel Hill Advisory Group, LLC at GTI@laurelhill.com. A number of brokerage firms have instituted householding. They will have their own procedures for shareholders who wish to receive individual copies of the Proxy Materials.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements other than statements of historical fact contained in this Proxy Statement, including statements regarding the Company’s ability to regain compliance with Nasdaq listing standards and become current in its reporting with the Securities and Exchange Commission. The Company has attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent management’s current expectations and predictions and are based on information available as of the time such statements are made. Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, it cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause its actual results to materially differ from those expressed or implied by these forward-looking statements, including the risk of not receiving shareholder approval for the proposals in this Proxy Statement, further delays in the filing of the Company’s late periodic reports and restated financial statements in amendments to prior periodic reports, the discovery of additional information regarding the error identified in the Company’s previously issued consolidated financial statements, the scope of the anticipated restatement of previously issued financial statements as a result of the error, the remediation by management and the Company’s independent registered public accounting firm of the identified material weaknesses in internal control over financial reporting, the Panel’s determination following the Company’s appeal of its delisting decision, the Panel’s decision whether or not to grant the Company various extension periods following the submission of a hearing request to regain compliance with deficiencies with various Nasdaq Listing Rules, the Company’s ability to regain compliance with various Nasdaq Listing Rules and, if applicable, any other continued listing standards and other risk factors described in the section entitled “Risk Factors” in its 10-K and other documents filed with or furnished to the SEC by the Company from time to time. These forward-looking statements speak only as of the date of this Proxy Statement. Except as required by law, the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this Proxy Statement.

Annex A

Companies Act (Revised)

Company Limited by Shares

AMENDED & RESTATED memorandum of association OF GRAPHJET TECHNOLOGY

(Adopted by special resolution passed on 30 July 2025 and effective on 13 August 2025)

Companies Act (Revised)

Company Limited by Shares

Amended & Restated

Memorandum of Association

of

GRAPHJET TECHNOLOGY

(Adopted by special resolution passed on 30 July 2025 and effective on 13 August 2025)

1            The name of the Company is GRAPHJET TECHNOLOGY.

2            The Company was formerly known as Energem Corp..

3            The Company’s registered office will be situated at the office of Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, Grand Cayman, KY1-1002, Cayman Islands, or at such other place in the Cayman Islands as the directors may at any time decide.

4            The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Act (Revised), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands.

5            The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27 (2) of the Companies Act (Revised), the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit.

6            Nothing in any of the preceding paragraphs permits the Company to carry on any of the following businesses without being duly licensed, namely:

(a)         the business of a bank or trust company without being licensed in that behalf under the Banks and Trust Companies Act (Revised); or

(b)         insurance business from within the Cayman Islands or the business of an insurance manager, agent, sub-agent or broker without being licensed in that behalf under the Insurance Act (Revised); or

(c)         the business of company management without being licensed in that behalf under the Companies Management Act (Revised).

7            The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands.

8            The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares.

9            The share capital of the Company is US$50,000 divided into 500,000,000 Class A Ordinary Shares of US$[ ] each. There is no limit on the number of shares of any class which the Company is authorised to issue. However, subject to the Companies Act (Revised) and the Company’s articles of association, the Company has power to do any one or more of the following:

(a)         to redeem or repurchase any of its shares; and

(b)         to increase or reduce its capital; and

(c)         to issue any part of its capital (whether original, redeemed, increased or reduced):

(i)          with or without any preferential, deferred, qualified or special rights, privileges or conditions; or

(ii)         subject to any limitations or restrictions

and unless the condition of issue expressly declares otherwise, every issue of shares (whether declared to be ordinary, preference or otherwise) is subject to this power; or

(d)          to alter any of those rights, privileges, conditions, limitations or restrictions.

10          The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

Companies Act (Revised)

Company Limited by Shares

AMENDED & RESTATED ARticles of association OF GRAPHJET TECHNOLOGY

(Adopted by special resolution passed on 30 July 2025 and effective on 13 August 2025)

CONTENTS

Annex A Page No.
1	Definitions, interpretation and exclusion of Table	A-1
	Definitions	A-1
	Interpretation	A-3
	Exclusion of Table A Articles	A-4
2	Shares	A-4
	Power to issue Shares and options, with or without special rights	A-4
	Power to issue fractions of a Share	A-4
	Power to pay commissions and brokerage fees	A-4
	Trusts not recognised	A-5
	Power to vary class rights	A-5
	Effect of new Share issue on existing class rights	A-5
	Capital contributions without issue of further Shares	A-5
	No bearer Shares or warrants	A-5
	Treasury Shares	A-6
	Rights attaching to Treasury Shares and related matters	A-6
3	Register of Members	A-6
4	Share certificates	A-6
	Issue of share certificates	A-6
	Renewal of lost or damaged share certificates	A-7
5	Lien on Shares	A-7
	Nature and scope of lien	A-7
	Company may sell Shares to satisfy lien	A-7
	Authority to execute instrument of transfer	A-8
	Consequences of sale of Shares to satisfy lien	A-8
	Application of proceeds of sale	A-8
6	Calls on Shares and forfeiture	A-8
	Power to make calls and effect of calls	A-8
	Time when call made	A-8
	Liability of joint holders	A-8
	Interest on unpaid calls	A-9
	Deemed calls	A-9
	Power to accept early payment	A-9
	Power to make different arrangements at time of issue of Shares	A-9
	Notice of default	A-9
	Forfeiture or surrender of Shares	A-9
	Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender	A-9
	Effect of forfeiture or surrender on former Member	A-10
	Evidence of forfeiture or surrender	A-10
	Sale of forfeited or surrendered Shares	A-10
7	Transfer of Shares	A-10
	Form of transfer	A-10
	Power to refuse registration	A-11
	Power to suspend registration	A-11
	Company may retain instrument of transfer	A-11
8	Transmission of Shares	A-11
	Persons entitled on death of a Member	A-11
	Registration of transfer of a Share following death or bankruptcy	A-11

Annex A-i

Annex A Page No.
	Indemnity	A-11
	Rights of person entitled to a Share following death or bankruptcy	A-12
9	Alteration of capital	A-12
	Increasing, consolidating, converting, dividing and cancelling share capital	A-12
	Dealing with fractions resulting from consolidation of Shares	A-12
	Reducing share capital	A-12
10	Redemption and purchase of own Shares	A-12
	Power to issue redeemable Shares and to purchase own Shares	A-12
	Power to pay for redemption or purchase in cash or in specie	A-13
	Effect of redemption or purchase of a Share	A-13
11	Meetings of Members	A-13
	Power to call meetings	A-13
	Content of notice	A-14
	Period of notice	A-14
	Persons entitled to receive notice	A-15
	Publication of notice on a website	A-15
	Time a website notice is deemed to be given	A-15
	Required duration of publication on a website	A-15
	Accidental omission to give notice or non-receipt of notice	A-15
12	Proceedings at meetings of Members	A-15
	Quorum	A-15
	Lack of quorum	A-16
	Use of technology	A-16
	Chairman	A-16
	Right of a director to attend and speak	A-16
	Adjournment	A-16
	Method of voting	A-16
	Taking of a poll	A-16
	Chairman’s casting vote	A-17
	Amendments to resolutions	A-17
	Written resolutions	A-17
	Sole-member company	A-18
13	Voting rights of Members	A-18
	Right to vote	A-18
	Rights of joint holders	A-18
	Representation of corporate Members	A-18
	Member with mental disorder	A-18
	Objections to admissibility of votes	A-19
	Form of proxy	A-19
	How and when proxy is to be delivered	A-19
	Voting by proxy	A-20
14	Number of directors	A-20
15	Appointment, disqualification and removal of directors	A-20
	No age limit	A-20
	Corporate directors	A-20
	No shareholding qualification	A-20
	Appointment and removal of directors	A-20
	Resignation of directors	A-21
	Termination of the office of director	A-22

Annex A-ii

Annex A Page No.
16	Alternate directors	A-22
	Appointment and removal	A-22
	Notices	A-23
	Rights of alternate director	A-23
	Appointment ceases when the appointor ceases to be a director	A-23
	Status of alternate director	A-23
	Status of the director making the appointment	A-23
17	Powers of directors	A-23
	Powers of directors	A-23
	Appointments to office	A-24
	Remuneration	A-24
	Disclosure of information	A-24
18	Delegation of powers	A-25
	Power to delegate any of the directors’ powers to a committee	A-25
	Power to appoint an agent of the Company	A-25
	Power to appoint an attorney or authorised signatory of the Company	A-25
	Power to appoint a proxy	A-25
19	Meetings of directors	A-26
	Regulation of directors’ meetings	A-26
	Calling meetings	A-26
	Notice of meetings	A-26
	Period of notice	A-26
	Use of technology	A-26
	Place of meetings	A-26
	Quorum	A-26
	Voting	A-26
	Validity	A-26
	Recording of dissent	A-26
	Written resolutions	A-27
	Sole director’s minute	A-27
20	Permissible directors’ interests and disclosure	A-27
	Permissible interests subject to disclosure	A-27
	Notification of interests	A-27
	Voting where a director is interested in a matter	A-28
21	Minutes	A-28
22	Accounts and audit	A-28
	Accounting and other records	A-28
	No automatic right of inspection	A-28
	Sending of accounts and reports	A-28
	Time of receipt if documents are published on a website	A-28
	Validity despite accidental error in publication on website	A-29
	Audit	A-29
23	Financial year	A-30
24	Record dates	A-30
25	Dividends	A-30
	Declaration of dividends by Members	A-30
	Payment of interim dividends and declaration of final dividends by directors	A-30
	Apportionment of dividends	A-31
	Right of set off	A-31
	Power to pay other than in cash	A-31

Annex A-iii

Annex A Page No.
	How payments may be made	A-31
	Dividends or other moneys not to bear interest in absence of special rights	A-32
	Dividends unable to be paid or unclaimed	A-32
26	Capitalisation of profits	A-32
	Capitalisation of profits or of any share premium account or capital redemption reserve	A-32
	Applying an amount for the benefit of members	A-32
27	Share premium account	A-32
	Directors to maintain share premium account	A-32
	Debits to share premium account	A-32
28	Seal	A-33
	Company seal	A-33
	Duplicate seal	A-33
	When and how seal is to be used	A-33
	If no seal is adopted or used	A-33
	Power to allow non-manual signatures and facsimile printing of seal	A-33
	Validity of execution	A-33
29	Indemnity	A-34
	Indemnity	A-34
	Release	A-34
	Insurance	A-34
30	Notices	A-34
	Form of notices	A-34
	Electronic communications	A-35
	Persons authorised to give notices	A-35
	Delivery of written notices	A-35
	Joint holders	A-35
	Signatures	A-35
	Evidence of transmission	A-35
	Giving notice to a deceased or bankrupt Member	A-35
	Date of giving notices	A-36
	Saving provision	A-36
31	Authentication of Electronic Records	A-36
	Application of Articles	A-36
	Authentication of documents sent by Members by Electronic means	A-36
	Authentication of document sent by the Secretary or Officers of the Company by Electronic means	A-37
	Manner of signing	A-37
	Saving provision	A-37
32	Transfer by way of continuation	A-37
33	Winding up	A-38
	Distribution of assets in specie	A-38
	No obligation to accept liability	A-38
	The directors are authorised to present a winding up petition	A-38
34	Amendment of Memorandum and Articles	A-38
	Power to change name or amend Memorandum	A-38
	Power to amend these Articles	A-38
35	Mergers and Consolidations	A-38
36	Certain Tax Filings	A-38

Annex A-iv

Companies Act (Revised)

Company Limited by Shares

Amended & Restated Articles of Association

of

GRAPHJET TECHNOLOGY

(Adopted by special resolution passed on 30 July 2025 and effective on 13 August 2025)

1            Definitions, interpretation and exclusion of Table A

Definitions

1.1         In these Articles, the following definitions apply:

Act means the Companies Act (Revised) of the Cayman Islands, including any statutory modification or re-enactment thereof for the time being in force.

Affiliate in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

Articles means, as appropriate:

(a)         these articles of association as amended from time to time: or

(b)         two or more particular articles of these Articles;

and Article refers to a particular article of these Articles.

Audit Committee means the audit committee of the Company formed pursuant to Article 22.8 hereof, or any successor audit committee.

Auditor means the person for the time being performing the duties of auditor of the Company.

Business Combination shall mean the acquisition by the Company of Graphjet Technology Sdn. Bhd., a Malaysian private limited company. .

Business Day means a day other than (a) a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City (b) a Saturday or (c) a Sunday.

Cayman Islands means the British Overseas Territory of the Cayman Islands.

Class A Share means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.

Clear Days, in relation to a period of notice, means that period excluding:

(a)         the day when the notice is given or deemed to be given; and

(b)         the day for which it is given or on which it is to take effect.

Annex A-1

Clearing House means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

Company means the above-named company.

Compensation Committee means the compensation committee of the board of directors of the Company established pursuant to Article 22.8 hereof, or any successor committee.

Default Rate means 10% (ten per cent) per annum.

Designated Stock Exchange means Nasdaq Capital Market or any other national securities exchange on which the Shares are listed for trading.

Electronic has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands.

Electronic Record has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands.

Electronic Signature has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Fully Paid and Paid Up:

(a)         in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth;

(b)         in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth.

Independent Director means a director who is an independent director as defined in the rules and regulations of the Designated Stock Exchange as determined by the directors.

IPO means the initial public offering of units, consisting of Shares and warrants of the Company and rights to receive Shares of the Company.

Member means any person or persons entered on the Register of Members from time to time as the holder of a Share.

Memorandum means the memorandum of association of the Company as amended from time to time.

Nominating and Corporate Governance Committee means the compensation committee of the board of directors of the Company established pursuant to Article 22.8 hereof, or any successor committee.

Officer means a person then appointed to hold an office in the Company; and the expression includes a director, alternate director or liquidator.

Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes cast by, or on behalf of, the Members entitled to vote thereon. The expression also includes a unanimous written resolution.

Public Share means the Class A Shares included in the units issued pursuant to the IPO

Register of Members means the register of Members maintained in accordance with the Act and includes (except where otherwise stated) any branch or duplicate register of Members.

SEC means the United States Securities and Exchange Commission.

Annex A-2

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary.

Share means a Class A Share in the share capital of the Company; and the expression:

(a)         includes stock (except where a distinction between shares and stock is expressed or implied); and

(b)         where the context permits, also includes a fraction of a share.

Special Resolution has the meaning given to that term in the Act.

Tax Filing Authorised Person means such person as any director shall designate from time to time, acting severally.

Treasury Shares means Shares of the Company held in treasury pursuant to the Act and Article 2.16.

Underwriter means an underwriter of the IPO from time to time, and any successor underwriter.

Interpretation

1.2         In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:

(a)         A reference in these Articles to a statute is a reference to a statute of the Cayman Islands as known by its short title, and includes:

(i)          any statutory modification, amendment or re-enactment; and

(ii)         any subordinate legislation or regulations issued under that statute.

Without limitation to the preceding sentence, a reference to a revised Act of the Cayman Islands is taken to be a reference to the revision of that Act in force from time to time as amended from time to time.

(b)         Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity.

(c)         If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day.

(d)         A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

(e)         A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency.

(f)          Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning.

(g)         All references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

(h)         The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied.

(i)          The words including, include and in particular or any similar expression are to be construed without limitation.

(j)          The words in person for the purposes of attendance at meetings include virtual attendance through the medium of conference telephone, video or any other form of communications equipment as may be authorised by these Articles.

Annex A-3

Exclusion of Table A Articles

1.3         The regulations contained in Table A in the First Schedule of the Act and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

2            Shares

Power to issue Shares and options, with or without special rights

2.1         Subject to the provisions of the Act and these Articles and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, and without prejudice to any rights attached to any existing Shares, the directors have general and unconditional authority to allot (with or without confirming rights of renunciation), issue, grant options over or otherwise deal with any unissued Shares of the Company to such persons, at such times and on such terms and conditions as they may decide. No Share may be issued at a discount except in accordance with the provisions of the Act.

2.2         Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company:

(a)         either at a premium or at par;

(b)         with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

2.3         The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company at such times and on such terms and conditions as the directors may decide.

2.4         The Company may issue units of securities in the Company, which may be comprised of Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, on such terms and conditions as the directors may decide.

2.5         Each Share in the Company confers upon the Member:

(a)         the right to one vote at a meeting of the Members of the Company or on any resolution of Members;

(b)         a pro rata right in any dividend paid by the Company; and

(c)         a pro rata right in the distribution of the surplus assets of the Company on its liquidation..

Power to issue fractions of a Share

2.6         Subject to the Act, the Company may, but shall not otherwise be obliged to, issue fractions of a Share of any class or round up or down fractional holdings of Shares to its nearest whole number. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

Power to pay commissions and brokerage fees

2.7         The Company may, in so far as the Act permits, pay a commission to any person in consideration of that person:

(a)         subscribing or agreeing to subscribe, whether absolutely or conditionally; or

(b)         procuring or agreeing to procure subscriptions, whether absolute or conditional for any Shares in the Company. That commission may be satisfied by the payment of cash or the allotment of Fully Paid or partly-paid Shares or partly in one way and partly in another.

2.8         The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage.

Annex A-4

Trusts not recognised

2.9         Except as required by Applicable Law:

(a)         the Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder; and

(b)         no person other than the Member shall be recognised by the Company as having any right in a Share.

Power to vary class rights

2.10       If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:

(a)         the Members holding two thirds of the issued Shares of that class consent in writing to the variation; or

(b)         the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.

2.11       For the purpose of paragraph (b) of the preceding Article, all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that:

(a)         the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class; and

(b)         any Member holding issued Shares of the class, present in person or by proxy or, in the case of a corporate Member, by its duly authorised representative, may demand a poll.

Effect of new Share issue on existing class rights

2.12       Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares ranking pari passu with the existing Shares of that class.

Capital contributions without issue of further Shares

2.13       With the consent of a Member, the directors may accept a voluntary contribution to the capital of the Company from that Member without issuing Shares in consideration for that contribution. In that event, the contribution shall be dealt with in the following manner:

(a)         It shall be treated as if it were a share premium.

(b)         Unless the Member agrees otherwise:

(i)          if the Member holds Shares in a single class of Shares - it shall be credited to the share premium account for that class of Shares;

(ii)         if the Member holds Shares of more than one class - it shall be credited rateably to the share premium accounts for those classes of Shares (in the proportion that the sum of the issue prices for each class of Shares that the Member holds bears to the total issue prices for all classes of Shares that the Member holds).

(c)         It shall be subject to the provisions of the Act and these Articles applicable to share premiums.

No bearer Shares or warrants

2.14       The Company shall not issue Shares or warrants to bearers.

Annex A-5

Treasury Shares

2.15       Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Act shall be held as Treasury Shares and not treated as cancelled if:

(a)         the directors so determine prior to the purchase, redemption or surrender of those shares; and

(b)         the relevant provisions of the Memorandum and Articles and the Act are otherwise complied with.

Rights attaching to Treasury Shares and related matters

2.16       No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be made to the Company in respect of a Treasury Share.

2.17       The Company shall be entered in the Register as the holder of the Treasury Shares. However:

(a)         the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)         a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act.

2.18       Nothing in the preceding Article prevents an allotment of Shares as fully paid bonus shares in respect of a Treasury Share and Shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

2.19       Treasury Shares may be disposed of by the Company in accordance with the Act and otherwise on such terms and conditions as the directors determine.

3            Register of Members

3.1         The Company shall maintain or cause to be maintained the Register of Members in accordance with the Act.

3.2         The directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Act. The directors may also determine which Register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

3.3         The title to Public Shares may be evidenced and transferred in accordance with the laws applicable to the rules and regulations of the Designated Stock Exchange and, for these purposes, the Register of Members may be maintained in accordance with Section 40B of the Act.

4            Share certificates

Issue of share certificates

4.1         A Member shall only be entitled to a share certificate if the directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the directors may determine. If the directors resolve that share certificates shall be issued, upon being entered in the register of Members as the holder of a Share, the directors may issue to any Member:

(a)         without payment, one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b)         upon payment of such reasonable sum as the directors may determine for every certificate after the first, several certificates each for one or more of that Member’s Shares.

4.2         Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid or partly paid up. A certificate may be executed under seal or executed

Annex A-6

in such other manner as the directors determine. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing the same number of relevant Shares shall have been surrendered and cancelled.

4.3         Every certificate shall bear legends required under the Applicable Laws.

4.4         The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.

Renewal of lost or damaged share certificates

4.5         If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)         evidence;

(b)         indemnity;

(c)         payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)         payment of a reasonable fee, if any, for issuing a replacement share certificate as the directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery. Share certificates shall be issued within the relevant time limit as prescribed by the Act, if applicable, or as the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority may from time to time determine or otherwise under Applicable Law, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of an instrument of transfer with the Company.

5            Lien on Shares

Nature and scope of lien

5.1         The Company has a first and paramount lien on all Shares (whether Fully Paid or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all moneys payable to the Company by the Member or the Member’s estate:

(a)         either alone or jointly with any other person, whether or not that other person is a Member; and

(b)         whether or not those moneys are presently payable.

5.2         At any time the directors may declare any Share to be wholly or partly exempt from the provisions of this Article.

Company may sell Shares to satisfy lien

5.3         The Company may sell any Shares over which it has a lien if all of the following conditions are met:

(a)         the sum in respect of which the lien exists is presently payable;

(b)         the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and

(c)         that sum is not paid within 14 Clear Days after that notice is deemed to be given under these Articles.

5.4         The Shares may be sold in such manner as the directors determine.

5.5         To the maximum extent permitted by Applicable Law, the directors shall incur no personal liability to the Member concerned in respect of the sale.

Annex A-7

Authority to execute instrument of transfer

5.6         To give effect to a sale, the directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The title of the transferee of the Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.

Consequences of sale of Shares to satisfy lien

5.7         On sale pursuant to the preceding Articles:

(a)         the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares; and

(b)         that person shall deliver to the Company for cancellation the certificate for those Shares.

Despite this, that person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The directors may waive payment wholly or in part or enforce payment without any allowance for the value of the Shares at the time of sale or for any consideration received on their disposal.

Application of proceeds of sale

5.8         The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Shares have been sold:

(a)         if no certificate for the Shares was issued, at the date of the sale; or

(b)         if a certificate for the Shares was issued, upon surrender to the Company of that certificate for cancellation but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Shares before the sale.

6            Calls on Shares and forfeiture

Power to make calls and effect of calls

6.1         Subject to the terms of allotment, the directors may make calls on the Members in respect of any moneys unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice.

6.2         Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.

6.3         A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. A person shall not be liable for calls made after such person is no longer registered as Member in respect of those Shares.

Time when call made

6.4         A call shall be deemed to have been made at the time when the resolution of the directors authorising the call was passed.

Liability of joint holders

6.5         Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

Annex A-8

Interest on unpaid calls

6.6         If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:

(a)         at the rate fixed by the terms of allotment of the Share or in the notice of the call; or

(b)         if no rate is fixed, at the Default Rate.

The directors may waive payment of the interest wholly or in part.

Deemed calls

6.7         Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.

Power to accept early payment

6.8         The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up.

Power to make different arrangements at time of issue of Shares

6.9         Subject to the terms of allotment, the directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.

Notice of default

6.10       If a call remains unpaid after it has become due and payable the directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:

(a)         the amount unpaid;

(b)         any interest which may have accrued;

(c)         any expenses which have been incurred by the Company due to that person’s default.

6.11       The notice shall state the following:

(a)         the place where payment is to be made; and

(b)         a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.

Forfeiture or surrender of Shares

6.12       If the notice under the preceding Article is not complied with, the directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the directors may determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture.

6.13       The directors may accept the surrender for no consideration of any Fully Paid Share.

Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender

6.14       A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the directors determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the directors may authorise some person to execute an instrument of transfer of the Share to the transferee.

Annex A-9

Effect of forfeiture or surrender on former Member

6.15       On forfeiture or surrender:

(a)         the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and

(b)         that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.

6.16       Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all moneys which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with:

(a)         all expenses; and

(b)         interest from the date of forfeiture or surrender until payment:

(i)          at the rate of which interest was payable on those moneys before forfeiture; or

(ii)         if no interest was so payable, at the Default Rate.

The directors, however, may waive payment wholly or in part.

Evidence of forfeiture or surrender

6.17       A declaration, whether statutory or under oath, made by a director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:

(a)         that the person making the declaration is a director or Secretary of the Company, and

(b)         that the particular Shares have been forfeited or surrendered on a particular date.

Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.

Sale of forfeited or surrendered Shares

6.18       Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.

7            Transfer of Shares

Form of transfer

7.1         Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with applicable rules of the SEC, the Designated Stock Exchange and federal and state securities laws of the United States, a Member may transfer Shares to another person by completing an instrument of transfer in a common form or in a form prescribed by the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the directors, executed:

(a)         where the Shares are Fully Paid, by or on behalf of that Member; and

(b)         where the Shares are partly paid, by or on behalf of that Member and the transferee.

7.2         The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered into the Register of Members.

Annex A-10

Power to refuse registration

7.3         If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to Article 2.4 on terms that one cannot be transferred without the other, the directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

Power to suspend registration

7.4         The directors may suspend registration of the transfer of Shares at such times and for such periods, not exceeding 30 days in any calendar year, as they determine.

Company may retain instrument of transfer

7.5         The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.

8            Transmission of Shares

Persons entitled on death of a Member

8.1         If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:

(a)         where the deceased Member was a joint holder, the survivor or survivors; and

(b)         where the deceased Member was a sole holder, that Member’s personal representative or representatives.

8.2         Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

Registration of transfer of a Share following death or bankruptcy

8.3         A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:

(a)         to become the holder of the Share; or

(b)         to transfer the Share to another person.

8.4         That person must produce such evidence of his entitlement as the directors may properly require.

8.5         If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.

8.6         If the person elects to transfer the Share to another person then:

(a)         if the Share is Fully Paid, the transferor must execute an instrument of transfer; and

(b)         if the Share is partly paid, the transferor and the transferee must execute an instrument of transfer.

8.7         All the Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.

Indemnity

8.8         A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the directors against any loss or damage suffered by the Company or the directors as a result of that registration.

Annex A-11

Rights of person entitled to a Share following death or bankruptcy

8.9         A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. However, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares in the Company.

9            Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital

9.1         To the fullest extent permitted by the Act, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose:

(a)         increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution;

(b)         consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)         convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;

(d)         sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(e)         cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided.

Dealing with fractions resulting from consolidation of Shares

9.2         Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the directors may on behalf of those Members:

(a)         sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Act, the Company); and

(b)         distribute the net proceeds in due proportion among those Members.

For that purpose, the directors may authorise some person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale.

Reducing share capital

9.3         Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

10          Redemption and purchase of own Shares

Power to issue redeemable Shares and to purchase own Shares

10.1       Subject to the Act, and to any rights for the time being conferred on the Members holding a particular class of Shares, and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, the Company may by its directors:

(a)         issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its directors determine before the issue of those Shares;

Annex A-12

(b)         with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the directors determine at the time of such variation; and

(c)         purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the directors determine at the time of such purchase.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Act, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares.

Power to pay for redemption or purchase in cash or in specie

10.2       When making a payment in respect of the redemption or purchase of Shares, the directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares, or by the terms applying to those Shares in accordance with Article 10.1, or otherwise by agreement with the Member holding those Shares.

Effect of redemption or purchase of a Share

10.3       Upon the date of redemption or purchase of a Share:

(a)         the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i)          the price for the Share; and

(ii)         any dividend declared in respect of the Share prior to the date of redemption or purchase;

(b)         the Member’s name shall be removed from the Register of Members with respect to the Share; and

(c)         the Share shall be cancelled or held as a Treasury Shares, as the directors may determine.

For the purpose of this Article, the date of redemption or purchase is the date when the redemption or purchase falls due.

11          Meetings of Members

Power to call meetings

11.1       To the extent required by the Designated Stock Exchange, an annual general meeting of the Company shall be held no later than one year after the first financial year end occurring after the IPO, and shall be held in each year thereafter at such time as determined by the directors and the Company may, but shall not (unless required by the Act or the rules and regulations of the Designated Stock Exchange) be obliged to, in each year hold any other general meeting.

11.2       The agenda of the annual general meeting shall be set by the directors and shall include the presentation of the Company’s annual accounts and the report of the directors (if any).

11.3       Annual general meetings shall be held in New York, USA or in such other places as the directors may determine.

11.4       All general meetings other than annual general meetings shall be called extraordinary general meetings and the Company shall specify the meeting as such in the notices calling it.

11.5       The directors may call a general meeting at any time.

11.6       If there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, the directors must call a general meeting for the purpose of appointing additional directors.

Annex A-13

11.7       The directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

11.8       The requisition must be in writing and given by one or more Members who together hold at least 10% of the rights to vote at such general meeting.

11.9       The requisition must also:

(a)         specify the purpose of the meeting.

(b)         be signed by or on behalf of each requisitioner (and for this purpose each joint holder shall be obliged to sign). The requisition may consist of several documents in like form signed by one or more of the requisitioners.

(c)         be delivered in accordance with the notice provisions.

11.10     Should the directors fail to call a general meeting within 21 Clear Days from the date of receipt of a requisition, the requisitioners or any of them may call a general meeting within three months after the end of that period.

11.11     Without limitation to the foregoing, if there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, any one or more Members who together hold at least 10% of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional directors.

11.12     Members seeking to bring business before the annual general meeting or to nominate candidates for election as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.

Content of notice

11.13     Notice of a general meeting shall specify each of the following:

(a)         the place (unless only held virtually), the date and the hour of the meeting;

(b)         if the meeting is to be held solely virtually or in two or more places, the technology that will be used to facilitate the meeting;

(c)         subject to paragraph (d), the general nature of the business to be transacted; and

(d)         if a resolution is proposed as a Special Resolution, the text of that resolution.

11.14     In each notice there shall appear with reasonable prominence the following statements:

(a)         that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b)         that a proxyholder need not be a Member.

Period of notice

11.15     At least five Clear Days’ notice of a general meeting must be given to Members, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)         in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)         in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Shares giving that right.

Annex A-14

Persons entitled to receive notice

11.16     Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)         the Members;

(b)         persons entitled to a Share in consequence of the death or bankruptcy of a Member; and

(c)         the directors.

Publication of notice on a website

11.17     Subject to the Act or the rules of the Designated Stock Exchange, a notice of a general meeting may be published on a website providing the recipient is given separate notice of:

(a)         the publication of the notice on the website;

(b)         the place on the website where the notice may be accessed;

(c)         how it may be accessed; and

(d)         the place, date and time of the general meeting.

11.18     If a Member notifies the Company that he is unable for any reason to access the website, the Company must as soon as practicable give notice of the meeting to that Member by any other means permitted by these Articles. This will not affect when that Member is deemed to have received notice of the meeting.

Time a website notice is deemed to be given

11.19     A website notice is deemed to be given when the Member is given notice of its publication.

Required duration of publication on a website

11.20     Where the notice of meeting is published on a website, it shall continue to be published in the same place on that website from the date of the notification until at least the conclusion of the meeting to which the notice relates.

Accidental omission to give notice or non-receipt of notice

11.21     Proceedings at a meeting shall not be invalidated by the following:

(a)         an accidental failure to give notice of the meeting to any person entitled to notice; or

(b)         non-receipt of notice of the meeting by any person entitled to notice.

11.22     In addition, where a notice of meeting is published on a website, proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)         in a different place on the website; or

(b)         for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

12          Proceedings at meetings of Members

Quorum

12.1       Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy. One or more Members who together hold not less than a majority of the issued and outstanding Shares entitled to attend and vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

Annex A-15

Lack of quorum

12.2       If a quorum is not present within 15 minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a)         If the meeting was requisitioned by Members, it shall be cancelled.

(b)         In any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present within 15 minutes of the time appointed for the adjourned meeting, then the meeting shall be dissolved.

Use of technology

12.3       A person may participate in a general meeting through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A person participating in this way is deemed to be present in person at the meeting.

Chairman

12.4       The chairman of a general meeting shall be the chairman of the board or such other director as the directors have nominated to chair board meetings in the absence of the chairman of the board. Absent any such person being present within 15 minutes of the time appointed for the meeting, the directors present shall elect one of their number to chair the meeting.

12.5       If no director is present within 15 minutes of the time appointed for the meeting, or if no director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

Right of a director to attend and speak

12.6       Even if a director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares in the Company.

Adjournment

12.7       The chairman may at any time adjourn a meeting with the consent of the Members constituting a quorum. The chairman must adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting.

12.8       Should a meeting be adjourned for more than twenty Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least five Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.

Method of voting

12.9       A resolution put to the vote of the meeting shall be decided on a poll.

Taking of a poll

12.10     A poll demanded on the question of adjournment shall be taken immediately.

12.11     A poll demanded on any other question shall be taken either immediately or at an adjourned meeting at such time and place as the chairman directs, not being more than 30 Clear Days after the poll was demanded.

12.12     The demand for a poll shall not prevent the meeting continuing to transact any business other than the question on which the poll was demanded.

Annex A-16

12.13     A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held in more than place, the chairman may appoint scrutineers in more than place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur.

Chairman’s casting vote

12.14     If the votes on a resolution are equal, the chairman may if he wishes exercise a casting vote.

Amendments to resolutions

12.15     An Ordinary Resolution to be proposed at a general meeting may be amended by Ordinary Resolution if:

(a)         not less than 48 hours before the meeting is to take place (or such later time as the chairman of the meeting may determine), notice of the proposed amendment is given to the Company in writing by a Member entitled to vote at that meeting; and

(b)         the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the scope of the resolution.

12.16     A Special Resolution to be proposed at a general meeting may be amended by Ordinary Resolution, if:

(a)         the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed, and

(b)         the amendment does not go beyond what the chairman considers is necessary to correct a grammatical or other non-substantive error in the resolution.

12.17     If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairman’s error does not invalidate the vote on that resolution.

Written resolutions

12.18     Members may pass a resolution in writing without holding a meeting if the following conditions are met:

(a)         all Members entitled so to vote are given notice of the resolution as if the same were being proposed at a meeting of Members;

(b)         all Members entitled so to vote :

(i)          sign a document; or

(ii)         sign several documents in the like form each signed by one or more of those Members; and

(c)         the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held.

12.19     If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

12.20     The directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

Annex A-17

Sole-member company

12.21     If the Company has only one Member, and the Member records in writing his decision on a question, that record shall constitute both the passing of a resolution and the minute of it.

13          Voting rights of Members

Right to vote

13.1       Unless their Shares carry no right to vote, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares.

13.2       Members may vote in person or by proxy.

13.3       Every Member shall have one vote for each Share he holds, unless any Share carries special voting rights.

13.4       A fraction of a Share shall entitle its holder to an equivalent fraction of one vote.

13.5       No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way.

Rights of joint holders

13.6       If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the Register of Members shall be accepted to the exclusion of the votes of the other joint holder.

Representation of corporate Members

13.7       Save where otherwise provided, a corporate Member must act by a duly authorised representative.

13.8       A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

13.9       The authorisation may be for any period of time, and must be delivered to the Company not less than two hours before the commencement of the meeting at which it is first used.

13.10     The directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

13.11     Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.

13.12     A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the directors of the Company had actual notice of the revocation.

13.13     If a clearing house (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the clearing house (or its nominee(s)) as if such person was the registered holder of such Shares held by the clearing house (or its nominee(s)).

Member with mental disorder

13.14     A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Cayman Islands or elsewhere) in matters concerning mental disorder may vote, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.

Annex A-18

13.15     For the purpose of the preceding Article, evidence to the satisfaction of the directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes

13.16     An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

Form of proxy

13.17     An instrument appointing a proxy shall be in any common form or in any other form approved by the directors.

13.18     The instrument must be in writing and signed in one of the following ways:

(a)         by the Member; or

(b)         by the Member’s authorised attorney; or

(c)         if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.

If the directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying the Articles about authentication of Electronic Records.

13.19     The directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

13.20     A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with the Article above about signing proxies; but such revocation will not affect the validity of any acts carried out by the proxy before the directors of the Company had actual notice of the revocation.

How and when proxy is to be delivered

13.21     Subject to the following Articles, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the directors) must be delivered so that it is received by the Company not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways:

(a)         In the case of an instrument in writing, it must be left at or sent by post:

(i)          to the registered office of the Company; or

(ii)         to such other place specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting.

(b)         If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)          in the notice convening the meeting; or

(ii)         in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)        in any invitation to appoint a proxy issued by the Company in relation to the meeting.

Annex A-19

13.22     Where a poll is taken:

(a)         if it is taken more than seven Clear Days after it is demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be delivered as required under the preceding Article not less than 24 hours before the time appointed for the taking of the poll;

(b)         but if it to be taken within seven Clear Days after it was demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be e delivered as required under the preceding Article not less than two hours before the time appointed for the taking of the poll.

13.23     If the form of appointment of proxy is not delivered on time, it is invalid.

Voting by proxy

13.24     A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

14          Number of directors

Unless otherwise determined by Ordinary Resolution, the minimum number of directors shall be one and there shall be no maximum.

15          Appointment, disqualification and removal of directors

No age limit

15.1       There is no age limit for directors save that they must be aged at least 18 years.

Corporate directors

15.2       Unless prohibited by Applicable Law, a body corporate may be a director. If a body corporate is a director, the Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to the Articles about directors’ meetings.

No shareholding qualification

15.3       Unless a shareholding qualification for directors is fixed by Ordinary Resolution, no director shall be required to own Shares as a condition of his appointment.

Appointment and removal of directors

15.4       The directors shall be divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. The existing directors shall by resolution classify themselves as Class I, Class II or Class III directors. The Class I directors shall stand elected for a term expiring at the Company’s first annual general meeting that follows the consummation of the Business Combination, the Class II directors shall stand elected for a term expiring at the Company’s second annual general meeting that follows the consummation of the Business Combination and the Class III directors shall stand elected for a term expiring at the Company’s third annual general meeting that follows the consummation of the Business Combination. Commencing at the Company’s first annual general meeting that follows the consummation of the Business Combination, and at each annual general meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified.

15.5       The Company may by Ordinary Resolution appoint any person to be a director.

Annex A-20

15.6       Subject to death, resignation or removal, and with the exception of those directors appointed prior to the first annual general meeting of the Company, each director shall serve a term of office that will expire at the third succeeding annual general meeting after their appointment or election.

15.7       A director may be removed from office with or without cause by:

(a)         an Ordinary Resolution passed at a meeting of Members called for the purposes of removing the director or for purposes including the removal of the director; or

(b)         a resolution of directors passed at a meeting of directors.

15.8       The directors shall have power at any time to appoint any person to be a director who:

(a)         is recommended as a director nominee by a majority of the Independent Directors; and

(b)         is willing to act as a director, either to fill a vacancy or as an additional director. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified. Notwithstanding the other provisions of these Articles, in any case where, as a result of death, the Company has no directors and no shareholders, the personal representatives of the last shareholder to have died have the power, by notice in writing to the Company, to appoint a person to be a director. For the purpose of this Article:

(c)         where two or more shareholders die in circumstances rendering it uncertain who was the last to die, a younger shareholder is deemed to have survived an older shareholder;

(d)         if the last shareholder died leaving a will which disposes of that shareholder’s shares in the Company (whether by way of specific gift, as part of the residuary estate, or otherwise):

(i)          the expression personal representatives of the last shareholder means:

(A)        until a grant of probate in respect of that will has been obtained from the Grand Court of the Cayman Islands, all of the executors named in that will who are living at the time the power of appointment under this Article is exercised; and

(B)         after such grant of probate has been obtained, only such of those executors who have proved that will;

(ii)         without derogating from section 3(1) of the Succession Act (Revised), the executors named in that will may exercise the power of appointment under this Article without first obtaining a grant of probate.

15.9       A remaining director may appoint a director even though there is not a quorum of directors.

15.10     No appointment can cause the number of directors to exceed the maximum; and any such appointment shall be invalid.

15.11     For so long as Shares are listed on a Designated Stock Exchange, the directors shall include at least such number of Independent Directors as Applicable Law or the rules and regulations of the Designated Stock Exchange require, subject to applicable phase-in rules of the Designated Stock Exchange.

Resignation of directors

15.12     A director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

15.13     Unless the notice specifies a different date, the director shall be deemed to have resigned on the date that the notice is delivered to the Company.

Annex A-21

Termination of the office of director

15.14     A director’s office shall be terminated forthwith if:

(a)         he is prohibited by the law of the Cayman Islands from acting as a director; or

(b)         he is made bankrupt or makes an arrangement or composition with his creditors generally; or

(c)         in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director; or

(d)         he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise;

(e)         without the consent of the other directors, he is absent from meetings of directors for a continuous period of six months;

(f)          an Ordinary Resolution is passed at a meeting of Members called for the purposes of removing the director or for purposes including the removal of the director; or

(g)         all of the other directors (being not less than two in number) determine that he should be removed as a director, either by a resolution passed by all of the other directors at a meeting of the directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other directors.

16          Alternate directors

Appointment and removal

16.1       Any director may appoint any other person, including another director, to act in his place as an alternate director. No appointment shall take effect until the director has given notice of the appointment to the other directors. Such notice must be given to each other director by either of the following methods:

(a)         by notice in writing in accordance with the notice provisions;

(b)         if the other director has an email address, by emailing to that address a scanned copy of the notice as a PDF attachment (the PDF version being deemed to be the notice unless Article 30.7 applies), in which event notice shall be taken to be given on the date of receipt by the recipient in readable form. For the avoidance of doubt, the same email may be sent to the email address of more than one director (and to the email address of the Company pursuant to Article 16.4(c)).

16.2       Without limitation to the preceding Article, a director may appoint an alternate for a particular meeting by sending an email to his fellow directors informing them that they are to take such email as notice of such appointment for such meeting. Such appointment shall be effective without the need for a signed notice of appointment or the giving of notice to the Company in accordance with Article 16.4.

16.3       A director may revoke his appointment of an alternate at any time. No revocation shall take effect until the director has given notice of the revocation to the other directors. Such notice must be given by either of the methods specified in Article 16.1.

16.4       A notice of appointment or removal of an alternate director must also be given to the Company by any of the following methods:

(a)         by notice in writing in accordance with the notice provisions;

(b)         if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 30.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine;

Annex A-22

(c)         if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 30.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or

(d)         if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing.

Notices

16.5       All notices of meetings of directors shall continue to be given to the appointing director and not to the alternate.

Rights of alternate director

16.6       An alternate director shall be entitled to attend and vote at any board meeting or meeting of a committee of the directors at which the appointing director is not personally present, and generally to perform all the functions of the appointing director in his absence.

16.7       For the avoidance of doubt:

(a)         if another director has been appointed an alternate director for one or more directors, he shall be entitled to a separate vote in his own right as a director and in right of each other director for whom he has been appointed an alternate; and

(b)         if a person other than a director has been appointed an alternate director for more than one director, he shall be entitled to a separate vote in right of each director for whom he has been appointed an alternate.

16.8       An alternate director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate director.

Appointment ceases when the appointor ceases to be a director

16.9       An alternate director shall cease to be an alternate director if the director who appointed him ceases to be a director.

Status of alternate director

16.10     An alternate director shall carry out all functions of the director who made the appointment.

16.11     Save where otherwise expressed, an alternate director shall be treated as a director under these Articles.

16.12     An alternate director is not the agent of the director appointing him.

16.13     An alternate director is not entitled to any remuneration for acting as alternate director.

Status of the director making the appointment

16.14    A director who has appointed an alternate is not thereby relieved from the duties which he owes the Company.

17          Powers of directors

Powers of directors

17.1       Subject to the provisions of the Act, the Memorandum and these Articles, the business of the Company shall be managed by the directors who may for that purpose exercise all the powers of the Company.

Annex A-23

17.2       No prior act of the directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Act, Members may by Special Resolution validate any prior or future act of the directors which would otherwise be in breach of their duties.

Appointments to office

17.3       The directors may appoint a director:

(a)         as chairman of the board of directors;

(b)         as vice-chairman of the board of directors;

(c)         as managing director;

(d)         to any other executive office for such period and on such terms, including as to remuneration, as they think fit.

17.4       The appointee must consent in writing to holding that office.

17.5       Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of directors.

17.6       If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the directors may nominate one of their number to act in place of the chairman should he ever not be available.

17.7       Subject to the provisions of the Act, the directors may also appoint any person, who need not be a director:

(a)         as Secretary; and

(b)         to any office that may be required (including, for the avoidance of doubt, one or more chief executive officers, presidents, a chief financial officer, a treasurer, vice-presidents, one or more assistant vice-presidents, one or more assistant treasurers and one or more assistant secretaries), for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the directors decide.

17.8       The Secretary or Officer must consent in writing to holding that office.

17.9       A director, Secretary or other Officer of the Company may not hold the office, or perform the services, of auditor.

Remuneration

17.10     The remuneration to be paid to the directors, if any, shall be such remuneration as the directors shall determine. The directors shall also be entitled to be paid all out of pocket expenses properly incurred by them in connection with activities on behalf of the Company.

17.11     Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the director or to any other person connected to or related to him.

17.12     Unless his fellow directors determine otherwise, a director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.

Disclosure of information

17.13     The directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the Register of Members relating to a Member, (and they may authorise any director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if:

(a)         the Company or that person, as the case may be, is lawfully required to do so under Applicable Law; or

Annex A-24

(b)         such disclosure is in compliance with the rules of any stock exchange upon which the Company’s shares are listed; or

(c)         such disclosure is in accordance with any contract entered into by the Company; or

(d)         the directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

18          Delegation of powers

Power to delegate any of the directors’ powers to a committee

18.1       The directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members. Persons on the committee may include non-directors so long as the majority of those persons are directors.

18.2       The delegation may be collateral with, or to the exclusion of, the directors’ own powers.

18.3       The delegation may be on such terms as the directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the directors at will.

18.4       Unless otherwise permitted by the directors, a committee must follow the procedures prescribed for the taking of decisions by directors.

Power to appoint an agent of the Company

18.5       The directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The directors may make that appointment:

(a)         by causing the Company to enter into a power of attorney or agreement; or

(b)         in any other manner they determine.

Power to appoint an attorney or authorised signatory of the Company

18.6       The directors may appoint any person, whether nominated directly or indirectly by the directors, to be the attorney or the authorised signatory of the Company. The appointment may be:

(a)         for any purpose;

(b)         with the powers, authorities and discretions;

(c)         for the period; and

(d)         subject to such conditions as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the directors under these Articles. The directors may do so by power of attorney or any other manner they think fit.

18.7       Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

Power to appoint a proxy

18.8       Any director may appoint any other person, including another director, to represent him at any meeting of the directors. If a director appoints a proxy, then for all purposes the presence or vote of the proxy shall be deemed to be that of the appointing director.

18.9       Articles 16.1 to 16.4 inclusive (relating to the appointment by directors of alternate directors) apply, mutatis mutandis, to the appointment of proxies by directors.

Annex A-25

18.10     A proxy is an agent of the director appointing him and is not an officer of the Company.

19          Meetings of directors

Regulation of directors’ meetings

19.1       Subject to the provisions of these Articles, the directors may regulate their proceedings as they think fit.

Calling meetings

19.2       Any director may call a meeting of directors at any time. The Secretary, if any, must call a meeting of the directors if requested to do so by a director.

Notice of meetings

19.3       Every director shall be given notice of a meeting, although a director may waive retrospectively the requirement to be given notice. Notice may be oral. Attendance at a meeting without written objection shall be deemed to be a waiver of such notice requirement.

Period of notice

19.4       At least five Clear Days’ notice of a meeting of directors must be given to directors. A meeting may be convened on shorter notice with the consent of all directors.

Use of technology

19.5       A director may participate in a meeting of directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting.

19.6       A director participating in this way is deemed to be present in person at the meeting.

Place of meetings

19.7       If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

Quorum

19.8       The quorum for the transaction of business at a meeting of directors shall be two unless the directors fix some other number or unless the Company has only one director.

Voting

19.9       A question which arises at a board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote.

Validity

19.10     Anything done at a meeting of directors is unaffected by the fact that it is later discovered that any person was not properly appointed, or had ceased to be a director, or was otherwise not entitled to vote.

Recording of dissent

19.11     A director present at a meeting of directors shall be presumed to have assented to any action taken at that meeting unless:

(a)         his dissent is entered in the minutes of the meeting; or

(b)         he has filed with the meeting before it is concluded signed dissent from that action; or

(c)         he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent.

A director who votes in favour of an action is not entitled to record his dissent to it.

Annex A-26

Written resolutions

19.12     The directors may pass a resolution in writing without holding a meeting if all directors sign a document or sign several documents in the like form each signed by one or more of those directors.

19.13     Despite the foregoing, a resolution in writing signed by a validly appointed alternate director or by a validly appointed proxy need not also be signed by the appointing director. If a written resolution is signed personally by the appointing director, it need not also be signed by his alternate or proxy.

19.14     Such written resolution shall be as effective as if it had been passed at a meeting of the directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last director signs.

Sole director’s minute

19.15     Where a sole director signs a minute recording his decision on a question, that record shall constitute the passing of a resolution in those terms.

20          Permissible directors’ interests and disclosure

Permissible interests subject to disclosure

20.1       Save as expressly permitted by these Articles or as set out below, a director may not have a direct or indirect interest or duty which conflicts or may possibly conflict with the interests of the Company.

20.2       If, notwithstanding the prohibition in the preceding Article, a director discloses to his fellow directors the nature and extent of any material interest or duty in accordance with the next Article, he may:

(a)         be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is or may otherwise be interested; or

(b)         be interested in another body corporate promoted by the Company or in which the Company is otherwise interested. In particular, the director may be a director, secretary or officer of, or employed by, or be a party to any transaction or arrangement with, or otherwise interested in, that other body corporate.

20.3       Such disclosure may be made at a meeting of the board or otherwise (and, if otherwise, it must be made in writing). The director must disclose the nature and extent of his direct or indirect interest in or duty in relation to a transaction or arrangement or series of transactions or arrangements with the Company or in which the Company has any material interest.

20.4       If a director has made disclosure in accordance with the preceding Article, then he shall not, by reason only of his office, be accountable to the Company for any benefit that he derives from any such transaction or arrangement or from any such office or employment or from any interest in any such body corporate, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

Notification of interests

20.5       For the purposes of the preceding Articles:

(a)         a general notice that a director gives to the other directors that he is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that he has an interest in or duty in relation to any such transaction of the nature and extent so specified; and

(b)         an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

Annex A-27

Voting where a director is interested in a matter

20.6       A director may vote at a meeting of directors on any resolution concerning a matter in which that director has an interest or duty, whether directly or indirectly, so long as that director discloses any material interest pursuant to these Articles. The director shall be counted towards a quorum of those present at the meeting. If the director votes on the resolution, his vote shall be counted.

20.7       Where proposals are under consideration concerning the appointment of two or more directors to offices or employment with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately and each of the directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his or her own appointment.

21          Minutes

The Company shall cause minutes to be made in books kept for the purpose in accordance with the Act.

22          Accounts and audit

Accounting and other records

22.1       The directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Act.

No automatic right of inspection

22.2       Members are only entitled to inspect the Company’s records if they are expressly entitled to do so by Applicable Law, or by resolution made by the directors or passed by Ordinary Resolution.

Sending of accounts and reports

22.3       The Company’s accounts and associated directors’ report or auditor’s report that are required or permitted to be sent to any person pursuant to Applicable Law shall be treated as properly sent to that person if:

(a)         they are sent to that person in accordance with the notice provisions: or

(b)         they are published on a website providing that person is given separate notice of:

(i)          the fact that publication of the documents has been published on the website;

(ii)         the address of the website; and

(iii)        the place on the website where the documents may be accessed; and

(iv)        how they may be accessed.

22.4       If, for any reason, a person notifies the Company that he is unable to access the website, the Company must, as soon as practicable, send the documents to that person by any other means permitted by these Articles. This, however, will not affect when that person is taken to have received the documents under the next Article.

Time of receipt if documents are published on a website

22.5       Documents sent by being published on a website in accordance with the preceding two Articles are only treated as sent at least five Clear Days before the date of the meeting at which they are to be laid if:

(a)         the documents are published on the website throughout a period beginning at least five Clear Days before the date of the meeting and ending with the conclusion of the meeting; and

(b)         the person is given at least five Clear Days’ notice of the hearing.

Annex A-28

Validity despite accidental error in publication on website

22.6       If, for the purpose of a meeting, documents are sent by being published on a website in accordance with the preceding Articles, the proceedings at that meeting are not invalidated merely because:

(a)         those documents are, by accident, published in a different place on the website to the place notified; or

(b)         they are published for part only of the period from the date of notification until the conclusion of that meeting.

Audit

22.7       The directors may appoint an Auditor of the Company who shall hold office on such terms as the directors determine.

22.8       The directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee). Any such delegation may be made subject to any conditions the directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the directors. Subject to any such conditions, the proceedings of a committee of directors shall be governed by the Articles regulating the proceedings of directors, so far as they are capable of applying. The composition and responsibilities of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange and the directors may adopt formal written charters for such committees. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

22.9       The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

22.10     At least one member of the Audit Committee shall be an “audit committee financial expert” as determined by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law. The “audit committee financial expert” shall have such past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication.

22.11     If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

22.12     The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

22.13     If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the directors shall fill the vacancy and determine the remuneration of such Auditor.

22.14     Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

22.15     Auditors shall, if so required by the directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the directors or any general meeting of the Members.

Annex A-29

23          Financial year

Unless the directors otherwise specify, the financial year of the Company:

(a)         shall end on 31st December in the year of its incorporation and each following year; and

(b)         shall begin when it was incorporated and on 1st January each following year.

24          Record dates

Except to the extent of any conflicting rights attached to Shares, the directors may fix any time and date as the record date for:

(a)         calling a general meeting;

(b)         declaring or paying a dividend;

(c)         making or issuing an allotment of Shares; or

(d)         conducting any other business required pursuant to these Articles.

The record date may be before or after the date on which a dividend, allotment or issue is declared, paid or made.

25          Dividends

Declaration of dividends by Members

25.1       Subject to the provisions of the Act, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the directors.

Payment of interim dividends and declaration of final dividends by directors

25.2       The directors may pay interim dividends or declare final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid.

25.3       Subject to the provisions of the Act, in relation to the distinction between interim dividends and final dividends, the following applies:

(a)         Upon determination to pay a dividend or dividends described as interim by the directors in the dividend resolution, no debt shall be created by the declaration until such time as payment is made.

(b)         Upon declaration of a dividend or dividends described as final by the directors in the dividend resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the resolution.

If the resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim.

25.4       In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)         If the share capital is divided into different classes, the directors may pay dividends on Shares which confer deferred or non-preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

(b)         The directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment.

Annex A-30

(c)         If the directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends

25.5       Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount paid up on the Shares during the time or part of the time in respect of which the dividend is paid. If a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off

25.6       The directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.

Power to pay other than in cash

25.7       If the directors so determine, any resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)         issue fractional Shares;

(b)         fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)         vest some assets in trustees.

How payments may be made

25.8       A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)         if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose - by wire transfer to that bank account; or

(b)         by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

25.9       For the purpose of paragraph (a) of the preceding Article, the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purpose of paragraph (b) of the preceding Article, subject to Applicable Law, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

25.10     If two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)         to the registered address of the Joint Holder of the Share who is named first on the Register of Members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)         to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

25.11     Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

Annex A-31

Dividends or other moneys not to bear interest in absence of special rights

25.12     Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Dividends unable to be paid or unclaimed

25.13     If a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.

25.14     A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.

26          Capitalisation of profits

Capitalisation of profits or of any share premium account or capital redemption reserve

26.1       The directors may resolve to capitalise:

(a)         any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

(b)         any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any.

The amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways:

(a)         by paying up the amounts unpaid on that Member’s Shares;

(b)         by issuing Fully Paid Shares, debentures or other securities of the Company to that Member or as that Member directs. The directors may resolve that any Shares issued to the Member in respect of partly paid Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain partly paid.

Applying an amount for the benefit of members

26.2       The amount capitalised must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalised had been distributed as a dividend.

26.3       Subject to the Act, if a fraction of a Share, a debenture, or other security is allocated to a Member, the directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction.

27          Share premium account

Directors to maintain share premium account

27.1       The directors shall establish a share premium account in accordance with the Act. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Act.

Debits to share premium account

27.2       The following amounts shall be debited to any share premium account:

(a)         on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and

(b)         any other amount paid out of a share premium account as permitted by the Act.

Annex A-32

27.3       Notwithstanding the preceding Article, on the redemption or purchase of a Share, the directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Act, out of capital.

28          Seal

Company seal

28.1       The Company may have a seal if the directors so determine.

Duplicate seal

28.2       Subject to the provisions of the Act, the Company may also have a duplicate seal or seals for use in any place or places outside the Cayman Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the directors so determine, a duplicate seal shall have added on its face the name of the place where it is to be used.

When and how seal is to be used

28.3       A seal may only be used by the authority of the directors. Unless the directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways:

(a)         by a director (or his alternate) and the Secretary; or

(b)         by a single director (or his alternate).

If no seal is adopted or used

28.4       If the directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)         by a director (or his alternate) or any Officer to which authority has been delegated by resolution duly adopted by the directors; or

(b)         by a single director (or his alternate); or

(c)         in any other manner permitted by the Act.

Power to allow non-manual signatures and facsimile printing of seal

28.5       The directors may determine that either or both of the following applies:

(a)         that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction;

(b)         that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

Validity of execution

28.6       If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

Annex A-33

29          Indemnity

Indemnity

29.1       To the maximum extent permitted by Applicable Law, the Company shall indemnify each existing or former Secretary, director (including alternate director), and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against:

(a)         all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Secretary or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Secretary’s or Officer’s duties, powers, authorities or discretions; and

(b)         without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former Secretary or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Cayman Islands or elsewhere.

No such existing or former Secretary or Officer, however, shall be indemnified in respect of any matter arising out of his own actual fraud, wilful default or wilful neglect.

29.2       To the extent permitted by Applicable Law, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Secretary or Officer of the Company in respect of any matter identified in paragraph (a) or paragraph (b) of the preceding Article on condition that the Secretary or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Secretary or that Officer for those legal costs.

Release

29.3       To the extent permitted by Applicable Law, the Company may by Special Resolution release any existing or former director (including alternate director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own actual fraud, wilful default or wilful neglect.

Insurance

29.4       To the extent permitted by Applicable Law, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the directors, other than liability arising out of that person’s own dishonesty:

(a)         an existing or former director (including alternate director), Secretary or Officer or auditor of:

(i)          the Company;

(ii)         a company which is or was a subsidiary of the Company;

(iii)        a company in which the Company has or had an interest (whether direct or indirect); and

(b)         a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph (a) is or was interested.

30          Notices

Form of notices

30.1       Save where these Articles provide otherwise, any notice to be given to or by any person pursuant to these Articles shall be:

(a)         in writing signed by or on behalf of the giver in the manner set out below for written notices; or

(b)         subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or

Annex A-34

(c)         where these Articles expressly permit, by the Company by means of a website.

Electronic communications

30.2       Without limitation to Articles 16.1 to 16.4 inclusive (relating to the appointment and removal by directors of alternate directors) and to Articles 18.8 to 18.10 inclusive (relating to the appointment by directors of proxies), a notice may only be given to the Company in an Electronic Record if:

(a)         the directors so resolve;

(b)         the resolution states how an Electronic Record may be given and, if applicable, specifies an email address for the Company; and

(c)         the terms of that resolution are notified to the Members for the time being and, if applicable, to those directors who were absent from the meeting at which the resolution was passed.

If the resolution is revoked or varied, the revocation or variation shall only become effective when its terms have been similarly notified.

30.3       A notice may not be given by Electronic Record to a person other than the Company unless the recipient has notified the giver of an Electronic address to which notice may be sent.

Persons authorised to give notices

30.4       A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a director or company secretary of the Company or a Member.

Delivery of written notices

30.5       Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or director’s registered address or the Company’s registered office, or posted to that registered address or registered office.

Joint holders

30.6       Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the Register of Members.

Signatures

30.7       A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

30.8       An Electronic Record may be signed by an Electronic Signature.

Evidence of transmission

30.9       A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

30.10     A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

Giving notice to a deceased or bankrupt Member

30.11     A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.

Annex A-35

30.12     Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

Date of giving notices

30.13     A notice is given on the date identified in the following table.

Method for giving notices	When taken to be given
Personally	At the time and date of delivery
By leaving it at the member’s registered address	At the time and date it was left
If the recipient has an address within the Cayman Islands, by posting it by prepaid post to the street or postal address of that recipient	48 hours after it was posted
If the recipient has an address outside the Cayman Islands, by posting it by prepaid airmail to the street or postal address of that recipient	3 Clear Days after posting
By Electronic Record (other than publication on a website), to recipient’s Electronic address	Within 24 hours after it was sent
By publication on a website	See the Articles about the time when notice of a meeting of Members or accounts and reports, as the case may be, are published on a website

Saving provision

30.14     None of the preceding notice provisions shall derogate from the Articles about the delivery of written resolutions of directors and written resolutions of Members.

31          Authentication of Electronic Records

Application of Articles

31.1       Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a director or other Officer of the Company, shall be deemed to be authentic if either Article 31.2 or Article 31.4 applies.

Authentication of documents sent by Members by Electronic means

31.2       An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)         the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and

(b)         the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)         Article 31.7 does not apply.

31.3       For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 31.7 applies.

Annex A-36

Authentication of document sent by the Secretary or Officers of the Company by Electronic means

31.4       An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)         the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and

(b)         the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)         Article 31.7 does not apply.

This Article applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

31.5       For example, where a sole director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that director unless Article 31.7 applies.

Manner of signing

31.6       For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Saving provision

31.7       A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)         believes that the signature of the signatory has been altered after the signatory had signed the original document; or

(b)         believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c)         otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.

32          Transfer by way of continuation

32.1       The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a)         the Cayman Islands; or

(b)         such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

32.2       To give effect to any resolution made pursuant to the preceding Article, the directors may cause the following:

(a)         an application be made to the Registrar of Companies to deregister the Company in the Cayman Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

Annex A-37

(b)         all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

33          Winding up

Distribution of assets in specie

33.1       If the Company is wound up, the Members may, subject to these Articles and any other sanction required by the Act, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a)         to divide in specie among the Members the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as between the Members or different classes of Members;

(b)         to vest the whole or any part of the assets in trustees for the benefit of Members and those liable to contribute to the winding up.

No obligation to accept liability

33.2       No Member shall be compelled to accept any assets if an obligation attaches to them.

The directors are authorised to present a winding up petition

33.3       The directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

34          Amendment of Memorandum and Articles

Power to change name or amend Memorandum

34.1       Subject to the Act, the Company may, by Special Resolution:

(a)         change its name; or

(b)         change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum.

Power to amend these Articles

34.2       Subject to the Act and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part.

35          Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more constituent companies (as defined in the Act) upon such terms as the directors may determine and (to the extent required by the Act) with the approval of a Special Resolution.

36          Certain Tax Filings

36.1       Each Tax Filing Authorised Person and any such other person, acting alone, as any director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any director or officer of the Company. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of the Articles.

Annex A-38

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2025Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail GRAPHJET TECHNOLOGY Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 29, 2025. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit: https://www.cstproxy.com/graphjettech/2025. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Please mark your votes like this 1. Proposal No 1. — The Share Capital Reorganization FOR AGAINST ABSTAIN Proposal — to approve, as an ordinary resolution, the re-designation and re-classification of the Company’s authorized share capital from US$50,000 divided into 479,000,000 Class A ordinary shares of US$0.0001 per share (“Class A Ordinary Shares”), 20,000,000 Class B ordinary shares of US$0.0001 per share (“Class B Ordinary Shares”) and 1,000,000 preference shares of US$0.0001 per share (“Preference Shares”) to US$50,000 of 500,000,000 Class A ordinary shares of US$0.0001 per share with each Class A Ordinary Share, Class B Ordinary Share and Preference Share whether in issue or not, re-designated and re-classified into the equivalent number of Class A ordinary shares of US$0.0001 (the “Share Capital Reorganization”) each having the rights and privileges attaching to such Class A Ordinary Shares as set out in, and being subject to the limitations more particularly set forth in, the Company’s A&R M&A (as defined below). 2. Proposal No. 2 — The Share Consolidation Proposal FOR AGAINST ABSTAIN— subject to and immediately following the Share Capital Reorganization being effected, to approve, as an ordinary resolution, in accordance with article 9 of the Company’s current amended and restated memorandum and articles of association (the “Articles”), the consolidation of every issued and unissued Class A ordinary share, par value$0.0001 per share, of the Company (the “New Class A Ordinary Shares”), at a ratio within a range of not less than 1-for-50 and not greater than 1-for-150 (the “Share Consolidation”), with the exact ratio to be determined by further action at the discretion of the Board, to be effective on a date on or prior to August 13, 2025 as may be determined by the Board and announced by the Company (the “Effective Date”), so that a shareholder holding every 50 to 150 New Class A Ordinary Shares (the “Pre-Consolidation Class A Ordinary Shares”) will hold 1 New Class A Ordinary Share of par value ranging from US$0.005 to US$0.015 each (the “Post-Consolidation Class A Ordinary Shares”), with such Post-Consolidation Class A Ordinary Shares having the same rights and being subject to the same restrictions as the Pre-Consolidation Class A Ordinary Shares as set out in the A&R M&A in effect at the time of Effective Date, and any fractional shares created as a result of the Share Consolidation would be rounded up to the nearest whole share. In respect of any and all fractional entitlements to the issued consolidated shares of the Company resulting from the Share Consolidation, the Board be authorized to settle as it considers expedient any difficulty which arises in relation to the Share Consolidation, including but without prejudice to the generality of the foregoing: rounding up fractions of shares issued to or registered in the name of such shareholders of the Company following or as a result of the Share Consolidation to the nearest whole share, and/or capitalizing all or any part of any amount for the time being standing to the credit of any reserve or fund of the Company (including its share premium account and profit and loss account) whether or not the same is available for distribution and applying such sum in paying up unissued shares to be issued to the shareholders of the Company to round up any fractions of shares issued to or registered in the name of such shareholders of the Company following or as a result of the Share Consolidation. 3. Proposal No. 3 — The Charter Amendment Proposal FOR AGAINST ABSTAIN— immediately following the Share Capital Reorganization being effected, to approve, as a special resolution, the proposal to adopt amended and restated memorandum and articles of association in the form annexed to this proxy statement (the “A&R M&A”) in substitution for, and to the exclusion of, the Company’s Articles, to reflect the Share Capital Reorganization, the Share Consolidation and the terms of the New Class A Ordinary Shares. 4. Proposal No. 4 — The Adjournment Proposal — to FOR AGAINST ABSTAIN approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”, and together with the Share Consolidation Proposal, the Share Capital Amendment Proposal and the Charter Amendment Proposal, the “Proposals”). CONTROL NUMBER Signature Signature, if held jointly Date2025. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

2025 Important Notice Regarding the Internet Availability of Proxy Materials for the Extraordinary General Meeting of Stockholders to be held on July 30, 2025. To view the 2025 Proxy Statement and to Attend the Extraordinary General, please go to: https://www.cstproxy.com/graphjettech/2025. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS GRAPHJET TECHNOLOGY C/O LOT 3895, LORONG 6D, KAMPUNG BARU SUBANG SEKSYEN U6, 40150 SHAH ALAM SELANGOR, MALAYSIA The undersigned appoints Chris Lai as proxy, with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the ordinary shares of Graphjet Technology (the “Company”) held of record by the undersigned at the close of business on July 3, 2025 at the Extraordinary General Meeting of Graphjet Technology to be held on July 30, 2025 at 9:00 a.m. Eastern time, or any adjournments thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY (Continued and to be marked, dated and signed on the other side)